TABLE OF CONTENTS
SECTION 1                  Summary of Specific
Terms......................................................................1
SECTION 2
Definitions................................................................3
         (a)      Additional
         Rent..............................................................3
         (b)      Basic
         Rent..............................................................3
         (c)
         Building..........................................................3
         (d)      Capital
         Tax...............................................................3
         (d.1)    Commencement
         Date..............................................................3
         (e)      Landlord's
         Architect.........................................................3
         (f)
         Lands.............................................................3
         (g)
         Lease.............................................................3
         (h)      Lease
         Year..............................................................3
         (i)      Leasehold
         Improvements......................................................3
         (j)      Normal Business
         Hours.............................................................4
         (k)      Operating
         Costs.............................................................4
         (l)
         Premises..........................................................5
         (m)
         Project...........................................................5
         (n)      Proportionate
         Share.............................................................5
         (o)      Rentable
         Area..............................................................5
         (p)      Rentable Area of the
         Building..........................................................6
         (q)      Restoration
         Work..............................................................6
         (r)      Retail
         Concourse.........................................................6
         (s)      Rules and
         Regulations.......................................................6
         (t)
         Taxes.............................................................6
         (u)
         Term..............................................................7
         (v)      Useable
         Area..............................................................7
         (w)      Wellington Street
         Lands.............................................................7
         (x)
         Year..............................................................7
SECTION 3
Premises...................................................................7
SECTION 4
Term.......................................................................8
SECTION 5                  Basic
Rent.......................................................................8
SECTION 6
Taxes......................................................................8
SECTION 7                  Operating
Costs......................................................................9
SECTION 8                  Recovery of
Adjustments................................................................9
SECTION 9                  Net
Lease.....................................................................10
SECTION 10                 Tenant's
Covenants.................................................................10
         (a)      Pay
         Rent.............................................................10
         (b)      Utility
         Charges..........................................................10
         (c)      Maintain &
         Repair...........................................................10
         (d)      Repair Where Tenant at
         Fault............................................................11
         (e)      Assigning or
         Subletting.......................................................11
         (f)      Rules and
         Regulations......................................................13
         (g)      Use of
         Premises.........................................................13
         (h)      Observance of
         Law..............................................................13
         (i)      Waste and
         Nuisance.........................................................13
         (j)      Entry by
         Landlord.........................................................13
         (k)
         Indemnity........................................................14
         (l)      Exhibiting
         Premises.........................................................14
         (m)
         Alterations......................................................14
         (n)      Interior
         Walls............................................................15
         (o)
         Signs............................................................15
         (p)      Name of
         Building.........................................................15
         (q)
         Glass............................................................15
         (r)
         Certificates.....................................................15
         (s)      Evidence of
         Payments.........................................................15
         (t)      Notice of
         Accidents........................................................15
         (u)      Tenant
         Insurance........................................................16
         (v)      Surrender on
         Termination......................................................16
         (w)      Fire and
         Safety...........................................................16
         (x)      Energy
         Conservation.....................................................17
SECTION 11                 Quiet
Enjoyment.................................................................17
SECTION 12                 Landlord's
Covenants.................................................................17
         (a)      Heating and
         Air-Conditioning.................................................17
         (b)
         Taxes............................................................17
         (c)
         Elevator.........................................................17
         (d)
         Access...........................................................17
         (e)
         Washrooms........................................................17
         (f)      Janitor
         Services.........................................................17
         (g)
         Insurance........................................................18
SECTION 13                 Leasehold Improvements and
Fixtures.................................................................18
SECTION 14                 Damage or
Destruction..............................................................19
SECTION 15                 Injuries, Loss and
Damage...................................................................20
SECTION 16                 Impossibility, Unavoidable
Delays...................................................................20
SECTION 17
Re-Entry.................................................................20
SECTION 18                 Bankruptcy,
etc......................................................................20
SECTION 19
Distress.................................................................21
SECTION 20                 Entry As
Agent....................................................................21
SECTION 21                 Right of
Termination..............................................................21
SECTION 22
Non-Waiver...............................................................21
SECTION 23
Overholding..............................................................21
SECTION 24                 Landlord Performing Tenant's
Covenants ...............................................................21
SECTION 25                 Payments to
Landlord.................................................................22
SECTION 26                 Legal
Costs....................................................................22
SECTION 27
Registration.............................................................22
SECTION 28
Mortgages................................................................22
SECTION 29                 Assignment by
Landlord.................................................................23
SECTION 30
Relocation...............................................................23
SECTION 31                 Effect of
Lease....................................................................23
SECTION 32                 Interpretation of
Lease....................................................................23
SECTION 33                 Time of
Essence..................................................................24
SECTION 34
Law......................................................................24
SECTION 35
Notice...................................................................24
SECTION 36                 Expansion,
Alteration...............................................................24
SECTION 37
Captions.................................................................25

Schedule "A"               Floor Plan of Premises
Schedule "B"               Site Plan of Project
Schedule "C"               Legal Description of Lands
Schedule "D"               Rules and Regulations
Schedule "E"               Special Provisions




                                                 page 52.





                                                           .................
                                                             Please Initial

                                                    902CEP1096

                         METROCENTRE
              WELLINGTON STREET OFFICE BUILDING
             200 WELLINGTON STREET WEST, TORONTO



                  THIS  LEASE  made the  24th day of  October,
1996

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT


BETWEEN:

                                            MARATHON  REALTY
                                            COMPANY   LIMITED,
                                            a      corporation
                                            incorporated
                                            under   the   laws
                                            of Canada,

                                            (hereinafter
                                            called         the
                                            "Landlord")

                                               OF THE FIRST PART

                                            - and -

                                            APPLIED
                                            COMMUNICATIONS
                                            CANADA, INC.

                                            (hereinafter
                                            called         the
                                            "Tenant")

                       OF THE SECOND PART



                  WITNESSETH  that  in  consideration  of  the
rents,   covenants,   conditions  and  agreements  hereinafter
reserved and contained, the Landlord and the Tenant covenant and agree as follows:

 .c.SECTION 1      Summary of Specific Terms;
Summary of Specific Terms

1. The terms set out below are certain basic terms of this Lease which form part of and are referred to in subsequent provisions of this Lease.

                  (a)      (i)      Landlord:
                                    Marathon   Realty  Company
Limited

                           (ii)     Address of Landlord:
                                    Suite 1700
                                    120 Adelaide Street West
                                    Toronto, Ontario
                                    M5H 1T1

                                    Attention:       Legal
Counsel

                                    with a copy to:
Vice-President
                                                     Toronto
Region, at the same address

                  (b)      (i)      Tenant:
                                    Applied     Communications
Canada, Inc.

                           (ii)     Address of Tenant:
                                    Prior to the  commencement
of the Term:
                                    155 University Avenue
                                    Suite 1900
                                    Toronto, Ontario
                                    M5H 3B7
                                    with a copy to:

                                    Baker &
                                    McKenzie
                                    Barristers
                                    and Solicitors
                                    BCE Place,
                                    181 Bay Street
                                    Suite 2100,
                                    P.O. Box 874
                                    Toronto,
                                    Ontario
                                    M5J 2T3

                                    Attention:
                                    M.E.
                                    Kowalski/S.J.
                                    McAuley

                                    From   and    after    the
commencement of the Term, the Premises.

                  (c)      Premises:
                           All of the seventh  (7th) floor and
                           part of the sixth (6th) floor
                           200 Wellington Street West
                           Toronto, Ontario

                  (d)      Useable Area of the Premises:
                           (i)      approximately        2,895
                           square feet (268.95  square metres)
                           on the sixth floor; and

                           (ii)     approximately       23,553
                           square   feet   (2,188.15    square
                           metres)   on  the   seventh   (7th)
                           floor,

                           subject to  certification  pursuant
                           to  Section  2(v)  and  subject  to
                           clause 1 of Schedule "E".

                  (e)      Rentable Area of the Premises:
                           Approximately  26,795  square  feet
                           (2,489.34  square metres),  subject
                           to   certification    pursuant   to
                           Section  2(o) and subject to clause
                           1 of Schedule "E".

                  (f)      Term:
                           Ten (10)  years  plus the number of
                           days  (if any)  from and  including
                           the   Commencement   Date   to  and
                           including   the  last  day  of  the
                           calendar   month   in   which   the
                           Commencement      Date      occurs,
                           commencing   on  the   Commencement
                           Date   and   ending   on  the   day
                           immediately   preceding  the  tenth
                           (10th)     anniversary    of    the
                           Commencement     Date    (if    the
                           Commencement  Date is the first day
                           of a  calendar  month)  or  on  the
                           tenth  (10th)  anniversary  of  the
                           last day of the  calendar  month in
                           which the Commencement  Date occurs
                           (if the Commencement  Date is other
                           than the  first  day of a  calendar
                           month).

                  (g)      Basic Rent (Section 5):

---------------------------------------------- ------------------------------

Lease Years                            Basic Rent rate per square    Per annum (subject to clause   Per   month    (suibject   to
                                       foot of the Rentable Area     1 of Schedule "E" and          clause 1 of Schedule  "E" and
                                       of the Premsies               subject to adjustment          subject     to     adjustment
                                                                     pursuant to Section 5)         pursuant to Section 5)
-------------------------------------- ----------------------------- ------------------------------ ------------------------------
-------------------------------------- ----------------------------- ------------------------------ ------------------------------

First five (5) Lease Years plus the
period (if any) from and inlcuding
the Commencement Date to and
including the last day of the
calendar month in which the
Commencement Date occurs


                                       $8.50                         $227,757.50                    $18,979.79
-------------------------------------- ----------------------------- ------------------------------ ------------------------------
-------------------------------------- ----------------------------- ------------------------------ ------------------------------


Last five (5) Lease Years              $11.50                        $308,142.50                    $25,678.54
-------------------------------------- ----------------------------- ------------------------------ ------------------------------

                  (h)      Permitted Use (Section 10(g)):
                           an   office   for   the    Tenant's
business, including a computer centre

                  (i)      Special Provisions:
                           Schedule "E"
 .c.SECTION 2      Definitions;

Definitions

2.                For the purposes of this Lease:
         .c2.(a)  Additional Rent;
         (a) "Additional Rent" means all amounts payable by the Tenant under the terms of this Lease, whether payable to the Landlord or otherwise, over and above Basic Rent, and the Landlord shall have the same rights and remedies for recovery thereof as it has in respect of Basic Rent reserved hereunder.
 .c2.(b)  Basic Rent;
(b)      "Basic  Rent"  means  the rent  payable  pursuant  to
Section 5.
 .c2.(c)  Building;
         (c) "Building" means the Wellington Street Lands and the multi-storey office building so indicated on page 1 of Schedule "B" annexed hereto constructe thereon, and all other structures, improvements, facilities and appurtenances that have been or will be constructed on the Wellington Street Lands, and any additions, reductions, deletions, alterations, substitutions and improvements made thereon or thereto from time to time, but excluding the Retail Concourse.

         .c2.(d)  Capital Tax;
         (d) "Capital Tax" is an amount determined by multiplying each of the "Applicable Rates" by the "Project Capital" and totalling the products. "Project Capital" is the amount of capital which the Landlord determines, without duplication, is invested from time to time by the Landlord, any owner of a freehold or leasehold title or titles of the Project, or a part of it, from time to time (each, an "Owner", and collectively the "Owners"; provided that a tenant of leaseable premises comprising part of a building in the Project is not an Owner) or all of them, in doing all or any of:
                  acquiring,      developing,       expanding,
                  redeveloping   and  improving  the  Project.
                  Project  Capital  will not be  increased  by
                  any financing or  refinancing  except to the
                  extent  that  the   proceeds   are  invested
                  directly    as    Project    Capital.     An
                  "Applicable  Rate" is the  capital  tax rate
                  specified   from  time  to  time  under  any
                  statute  of Canada  and any  statute  of the
                  Province of Ontario  which  imposes a tax in
                  respect  of  the  capital  of  corporations.
                  Each  Applicable  Rate will be considered to
                  be the  rate  that  would  apply  if none of
                  the   Landlord   or  the   Owners   employed
                  capital   outside   of   the   Province   of
                  Ontario.  Where  part of the  capital of the
                  Landlord  or  the  Owners  (or  corporations
                  that  are  considered  to be  related  to or
                  associated   with   any  of   them)  is  not
                  taxable   under  any  such   statute,   such
                  non-taxable capital will be apportioned by the Landlord and the Owners among each of their respective assets and the assets of the related or associated corporations for the purpose of determining Project Capital.

         .c2.(d.1)                         Commencement Date;
         (d.1) "Commencement Date" means the date which is the later of:

                  (i)
                  March 1, 1997; and

                  (ii)
                  the sixtieth  (60th) day next  following the
                  date  on   which   the   Landlord   provides
                  non-exclusive possession of the Premises to the Tenant pursuant to and in accordance with clause 2 of Schedule "E".

 .c2.(e)           Landlord's Architect;
         (e) "Landlord's Architect" means a qualified architect, engineer or Ontario Land Surveyor from time to time chosen by the Landlord.
 .c2.(f)           Lands;
         (f) "Lands" means those lands and premises described in the legal description annexed hereto as Schedule "C" which Lands include the Wellington Street Lands, and the lands on which the office building known municipally as 225 King Street West, Toronto has been built.
 .c2.(g)           Lease;
         (g) "Lease" means this Lease and any amendments and alterations from time to time made to this Lease in accordance with the provisions herein set out.
 .c2.(h)           Lease Year;
         (h) "Lease Year" means a period of twelve (12) consecutive full calendar months; the first  Lease  Year  shall  commence  on  the
                  first  day of the  Term if  such  day is the
                  first  day  of a  calendar  month,  but,  if
                  not,  on  the  first  day  of  the  calendar
                  month   next    following    the   date   of
                  commencement   of   the   Term;   and   each
                  successive  Lease  Year  shall  commence  on
                  the  anniversary  date  of the  commencement
                  date of the first Lease Year.
 .c2.(i)           Leasehold Improvements;
         (i) "Leasehold Improvements" means all fixtures, improvements, installations,
                  alterations   and  additions  from  time  to
                  time  made,  erected or  installed  by or on
                  behalf or for the  benefit of the  Landlord,
                  the  Tenant  or  any   previous   tenant  or
                  occupant  in  the  Premises,  including  all
                  partitions    however   affixed   (including
                  moveable   and   demountable    partitions),
                  millwork  and affixed  wall units,  internal
                  stairways,     doors,    hardware,     light
                  fixtures,   carpeting   and  other   applied
                  floor  finishes,  and  heating,  ventilating
                  and  air-conditioning  equipment  and  other
                  building  services  not forming  part of the
                  Landlord's   base  building   equipment  and
                  services,   but  excluding  trade  fixtures,
                  drapes,    and   furniture   and   equipment
                  (including,  without  limitation,   portable
                  work  stations  and  cubicles)  not  of  the
                  nature of fixtures.
 .c2.(j)           Normal Business Hours;
         (j) "Normal Business Hours" means 8:30 a.m. to 6:00 p.m. Monday through Friday (but excluding Saturdays, Sundays, public or statutory holidays and Boxing Day), as such hours may be varied by the Landlord from time to time.
 .c2.(k)           Operating Costs;
         (k) "Operating Costs;" means the aggregate of all costs, expenses or amounts incurred, whether by the Landlord or others on behalf of the Landlord, in connection with the complete maintenance, operation, management and repair of the Building and all components thereof and all improvements of the Landlord thereon or therein including, without limiting the foregoing and without duplication: the
                  costs  of  all  repairs   and   replacements
                  required    for    such     operation    and
                  maintenance;  all  costs in  respect  of any
                  heating,  ventilating  and  air-conditioning
                  or other  equipment  and  fuel,  energy  and
                  other costs of providing  heat,  ventilating
                  and   air-conditioning;   all   expenditures
                  including  capital  expenditures made by the
                  Landlord  in an  effort  to  promote  energy
                  conservation  including  those  set  out  in
                  Section  10(x)  of this  Lease;  the cost of
                  operating   and    maintaining    elevators,
                  escalators,  and moving  sidewalks (if any);
                  the cost of  providing  hot and cold  water;
                  depreciation  (in accordance  with generally
                  accepted  accounting  principles  from  time
                  to  time)  of all  capital  and  maintenance
                  equipment   which  by  its  nature  requires
                  periodic    replacement     including    all
                  heating,  ventilating  and  air-conditioning
                  equipment;    the   cost   of    electricity
                  including  lighting  not  otherwise  charged
                  to  tenants;  the  cost  of  snow,  ice  and
                  refuse  clearance  and  removal;   landscape
                  maintenance  and window  cleaning;  the cost
                  of  all   insurance   with  respect  to  the
                  Building;   the  cost  of   replacement   of
                  electric   bulbs,   tubes,    starters   and
                  ballasts not  otherwise  charged to tenants;
                  accounting   costs  incurred  in  connection
                  with    preparation    of   statements   and
                  opinions  for  tenants  and  the  reasonable
                  cost of  collecting  payments of all amounts
                  payable by  tenants;  the cost of  providing
                  security  services and  equipment;  the cost
                  of  all  rental   equipment   and   building
                  supplies  used by the  Landlord for all such
                  operations  and  maintenance  or  any  other
                  purpose;   the  cost   (including  the  fair
                  market    office    rental    therefor)   of
                  providing  and   operating  the   management
                  office  for the  Building;  amounts  paid on
                  serice   contracts;   the   amount   of  all
                  salaries,  wages,  fees,  and benefits  paid
                  to  or  on  behalf  of  persons  engaged  in
                  cleaning,     supervision,      maintenance,
                  operation,  management,  and repair; Capital
                  Tax;  any   business   taxes  which  may  be
                  imposed  on the  Landlord  by  reason of its
                  operation   of   the   Building   or   parts
                  thereof; and management fees or charges of managing agents or Landlord's reasonable charges in lieu thereof if the Landlord undertakes management of the Project.

                  In  calculating  Operating  Costs,  if  less
                  than  one  hundred  percent  (100%)  of  the
                  Building is  occupied by tenants  (including
                  the   Tenant),   then  the  amount  of  such
                  Operating Costs shall be adjusted to be an amount equal to the amount of Operating Costs which would have been incurred had one hundred percent (100%) of the Building been occupied by tenants throughout the entire period for which Operating Costs are being calculated.

                  With  respect  to any  Operating  Costs  not
                  charged  separately  from  similar  costs on
                  other  parts of the  Project,  the  Landlord
                  shall  have the  right  from time to time to
                  reasonably  allocate  and  re-allocate  such
                  costs  among  the  Building  and any and all
                  other  phases  or  portions  of the  Project
                  built or to be built  from  time to time and
                  among the  various  phases  and any  portion
                  or  portions   of  the   Project   remaining
                  vacant or not  built  upon,  and the  amount
                  so  allocated  to  the  Building   shall  be
                  included  in  Operating   Costs.   Operating
                  Costs  shall  also   include  an   equitable
                  allocation   of  all  costs,   expenses  and
                  amounts  of the  nature  described  in  this
                  Section  2(k)   incurred,   whether  by  the
                  Landlord   or   others   on  behalf  of  the
                  Landlord,  in  connection  with the complete
                  maintenance,   operation,   management   and
                  repair of common  areas  and  facilities  in
                  or about the  Project  provided  for the use
                  or benefit of  tenants  in the  Building  in
                  common  with  occupants  of  other  parts of
                  the  Project,  including,  without  limiting
                  the   generality  of  the   foregoing,   the
                  underground parking areas comprising part of the Property.

                  Operating Costs shall not include:

                  (i)      the Landlord's income tax;
                  (ii)     interest  on  Landlord's   debt  or
                  capital retirement of debt;
                  (iii)    except   as   otherwise   expressly
                           provided  herein,  amounts directly
                           chargeable to capital account;
                  (iv)     the  cost of any item  which  would
                           otherwise  be included in Operating
                           Costs to the extent of  recovery in
                           respect  thereof  by  the  Landlord
                           under  a  warranty   or   guarantee
                           relating  to  the  construction  of
                           the Building;
                  (v)      the cost of  repairing or replacing
                           any item which would  otherwise  be
                           included in Operating  Costs to the
                           extent  of   recovery   in  respect
                           thereof  by  the   Landlord   under
                           insurance carried by the Landlord;
                  (vi)     any   costs   of   enforcing    the
                           observance   and   performance   of
                           covenants and  obligations of other
                           tenants  of  the  Building  in  the
                           event  of   default   under   their
                           respective leases;
                  (vii)    structural  repair  or  replacement
                           resulting    from    inferior    or
                           deficient  workmanship materials or
                           equipment     in    the     initial
                           construction  of the  Building  for
                           which the  Landlord  is  reimbursed
                           by its insurers;
                  (viii)   fines,   late  payment  charges  or
                           penalties  incurred  by  reason  of
                           non-compliance  on the  part of the
                           Landlord  with   applicable   laws,
                           by-laws and regulations  arising by
                           reason of the  negligent  or wilful
                           act or omission of the  Landlord or
                           any  person  for  whom it is in law
                           responsible.
 .c2.(l)           Premises;
         (l) "Premises" means that portion of the Building identified in Section 1(c) and approximately as shown outlined in red on the floor plan annexed hereto as Schedule "A".
 .c2.(m)           Project;
         (m) "Project" means the Lands and any buildings, structures or improvements thereon from time to time (including the Building and the Retail Concourse), together with any additional lands and any buildings, structures or improvements thereon from time to time used as part of or in connection with the Project but not owned by the Landlord (including passageways, tunnels, concourses or other facilities serving the Project that may extend or be located beyond the boundaries of the Lands and including, without limitation, pedestrian concourses linking the Project with the St. Andrew subway station of the Toronto Transit Commission or other neighbouring developments), and all outside areas and landscaped areas (save and except the public park so indicated on Schedule "B" annexed hereto and located or to be located on lands leased by the Landlord to The Municipality of Metropolitan Toronto pursuant to a lease made as of the 30th day of October, 1989, registered in the Land Registry Office for the Registry Division of Toronto (No. 63) as Instrument Number CA 57678), roadways and driveways, tunnels and ramps, and outside and covered parking areas, all as existing or to be constructed from time to time in, under or upon the Lands or such other lands, and any additions, reductions, deletions,
                  alterations,        substitutions        and
                  improvements  made  thereon or thereto  from
                  time to time.
 .c2.(n)           Proportionate Share;
         (n) "Proportionate Share" means that fraction having as its numerator the Rentable Area of the Premises, and having as its
                  denominator   the   Rentable   Area  of  the
                  Building.   Provided   that  if  any  tenant
                  performs  or  provides  at its own  cost any
                  service  or aspect  of those  items the cost
                  of which would normally  constitute  part of
                  Operating   Costs,   or  if  for  any  other
                  reason the  Landlord  does not render to any
                  tenant a service or  perform  for any tenant
                  an aspect the cost of which  would  normally
                  constitute  part of  Operating  Costs,  then
                  the   Landlord,   acting   reasonably,   may
                  adjust  the  Proportionate   Share  for  the
                  purpose   of   determining    the   Tenant's
                  Proportionate  Share of Operating  Costs for
                  those   services   or   aspects  as  may  be
                  necessary    to   provide    an    equitable
                  distribution  of  Operating  Costs among the
                  tenants   who   are   provided   with   such
                  services or aspects.
 .c2.(o)           Rentable Area;
         (o) "Rentable Area" with reference to the Premises means the area of the Premises, expressed in square feet or square meters in a certificate prepared by the Landlord's Architect, measured in accordance with applicable B.O.M.A. standards, as amended from time to time, which certificate shall be conclusive and binding, subject as herein provided, and shall be delivered to the Tenant on or after the commencement of the Term, at which time any adjustment to the area that is required thereby shall be made. The approximate Rentable Area of the Premises is set forth in Section 1(e).

         The  Rentable  Area of all  premises in the  Building
                  shall  be   measured   and   determined   as
                  follows:

                  (1)      In the case of  premises  occupying
                           the  whole  of one or more  floors,
                           the Rentable  Area of such premises
                           shall be the  Useable  Area of such
                           premises,    as    determined    in
                           accordance with subparagraph 2(v).

         (2)      In the case of  premises  occupying  part of
                           a floor,  the Rentable Area of such
                           premises  shall be the Useable Area
                           of such premises,  as determined in
                           accordance with subparagraph  2(v),
                           plus  a  portion  of  the  area  of
                           public  and/or  service areas which
                           without  limitation  shall  include
                           corridors,     elevator    lobbies,
                           washrooms,     air     conditioning
                           equipment    rooms,    fan   rooms,
                           janitors'  closets  and  electrical
                           closets  within and  exclusively or
                           primarily    serving    only   that
                           floor.  The  portion of the area of
                           said public  and/or  service  areas
                           so  added  shall  be that  portion,
                           from   time  to  time,   which  the
                           Useable   Area  of  such   premises
                           bears to the  Useable  Areas of all
                           premises  leased or set aside  from
                           time to  time  for  leasing  by the
                           Landlord  on that floor  (including
                           such   premises).   No   deductions
                           shall  be  made  for   columns  and
                           projections    necessary   to   the
                           Building.
 .c2.(p)           Rentable Area of the Building;
(p)      "Rentable Area of the  Building;"  means the total of
                  the Rentable  Areas of all  premises  leased
                  or  set  aside  from  time  to  time  by the
                  Landlord   for   leasing  in  the   Building
                  (including   the   Premises),    and   shall
                  include   the   areas   of  all   corridors,
                  lobbies  and other  areas  from time to time
                  set aside by the  Landlord  for  common  use
                  on all  floors  of the  Building  (excluding
                  the  parking  and below  grade or  penthouse
                  level  storage  areas  of the  Building  and
                  those  common  areas at the ground  level of
                  the  said  building  from  time to time  set
                  aside  by the  Landlord  for  common  use by
                  all tenants of the said  building  including
                  building   entrance   lobbies,   ramps   and
                  corridor   areas),   such  areas   being  as
                  certified   from   time   to   time  by  the
                  Landlord's Architect.
 .c2.(q)           Restoration Work;
         (q)      "Restoration   Work"  means  the   following
                  items of work in the Premises:

                  (i)      removal  of all  partitions  within
                           the   Premises   relating   to  the
                           computer room and  operations  room
                           constructed  or to  be  constructed
                           by  or  on  behalf  of  the  Tenant
                           therein,  except for demising walls
                           of the  Premises,  and  removal  of
                           all     structural      alterations
                           (including,   without   limitation,
                           internal  staircases) made in or to
                           the  Premises  by or on  behalf  of
                           the Tenant; and

                  (ii)     all  restoration  and  repair  work
                           required in connection  with and to
                           the extent  applicable  to the work
                           described in paragraph  (i) of this
                           Section   1(q)  and  areas  in  the
                           Premises      affected     thereby,
                           including:

                           (A)      patching,  to a  state  of
                           readiness   for   paint,   of   all
                           existing  drywall surfaces and wall
                           scars where  partitions are removed
                           and  the  application  of  one  (1)
                           coat of  white  drywall  primer  to
                           all drywall surfaces;

                           (B)      removal  of  all   applied
                           floor finishes  (thereby  returning
                           floor to smooth trowelled  concrete
                           condition);

                           (C)      removal  of all  telephone
                           and computer  cables and electrical
                           wiring  back  to the  source  (that
                           is,  electrical/telephone   closets
                           and/or    rooms);     removal    of
                           telephone  jacks from  columns  and
                           demising   walls  and  patching  as
                           required;  and the  restoration  of
                           all   existing    building    light
                           fixtures  to  clean  working  order
                           with lenses in place;

                           (D)      removal  of  all  plumbing
                           installations  (including,  without
                           limitation,      sinks,     private
                           washrooms   and  showers)  back  to
                           source  and  properly   capping  as
                           required;

                           (E)      restoring    ceiling    to
                           building     standard     suspended
                           acoustical ceiling,  which includes
                           patching   or   replacing   damaged
                           T-bar grid,  replacement of damaged
                           ceiling  tiles and the  removal  of
                           existing    drywall   ceilings   or
                           special ceilings;  and

                           (F)      ensuring  that the drywall
                           baffle above the existing  demising
                           walls   is   complete    and   that
                           adequate  return air  openings  are
                           maintained.
 .c2.(r)           Retail Concourse;
(r)      "Retail   Concourse"  means  the  retail   commercial
                  buildings,   structures,   improvements  and
                  facilities     constructed    or    to    be
                  constructed  on the  Lands  as so  indicated
                  on page 2 of  Schedule  "B"  annexed  hereto
                  and any  additions,  reductions,  deletions,
                  alterations,        substitutions        and
                  improvements  made  thereon or thereto  from
                  time to time.
 .c2.(s)           Rules and Regulations;
(s)      "Rules  and  Regulations;"   means  those  Rules  and
                  Regulations  set  out  in  Schedule  "D"  to
                  this  Lease,  and any  additional  Rules and
                  Regulations   made  from  time  to  time  in
                  accordance   with  section   10(f)  of  this
                  Lease.
 .c2.(t)           Taxes;
         (t) "Taxes;" means all taxes, rates, duties, levies and assessments whatsoever whether municipal, parliamentary or otherwise, levied, charged or assessed upon the Building, or upon any part or parts thereof and all improvements now or hereafter erected or placed on the Wellington Street Lands, or charged against the Landlord on account thereof, including local improvement charges and any present or future commercial concentration tax or other rate, duty, levy or assessment charged or assessed based upon the floor area or size of the Building or the Project or any part or parts thereof, but excluding any taxes such as corporate, income, profit and excess profit taxes assessed upon the income of the Landlord. In addition to the foregoing, Taxes shall include any and all taxes, charges, levies, or assessments which may in the future be levied, charged or assessed in lieu thereof or in addition thereto. Taxes shall also include all
                  costs   and   expenses   incurred   by   the
                  Landlord  in  obtaining  or   attempting  to
                  obtain a  reduction  or prevent an  increase
                  in   the   amount   of   such   Taxes.    In
                  calculating   Taxes,   if  less   than   one
                  hundred  percent  (100%) of the  Building is
                  occupied   by   tenants    (including    the
                  Tenant),  then  the  amount  of  such  Taxes
                  shall be adjusted  to be an amount  equal to
                  the  amount of Taxes  which  would have been
                  incurred had one hundred  percent  (100%) of
                  the  Building   been   occupied  by  tenants
                  throughout   the  entire  period  for  which
                  Taxes   are  being   calculated,   it  being
                  intended  hereby  that  the  Landlord  shall
                  obtain   full    reimbursement    of   Taxes
                  attributable  to or in respect  of  occupied
                  premises,  and not that the  Landlord  shall
                  recover   more   than   actual   Taxes.   In
                  calculating  Taxes,  if any  portion  of the
                  Building  is  assessed  or taxed  other than
                  at  the  prevailing   commercial  assessment
                  rates and mill  rates  due to the  occupancy
                  of  any   tenants   or  the  nature  of  any
                  tenant's  operation,   then  the  amount  of
                  such  Taxes  shall  be  adjusted  to  be  an
                  amount  equal to the  amount of Taxes  which
                  would have been  incurred  had such  portion
                  of the Building  been  assessed and taxed at
                  the prevailing  commercial  assessment rates
                  and  mill   rates   throughout   the  entire
                  period    for   which    Taxes   are   being
                  calculated.   With   respect   to  any  such
                  Taxes and any  similar  taxes on other parts
                  of  the  Project,   the   Landlord,   acting
                  reasonably,  shall  have the right from time
                  to time to  allocate  and  re-allocate  such
                  Taxes on a fair and  equitable  basis  among
                  the  Building  and any and all other  phases
                  or portions  of the  Project  built or to be
                  built  from  time to  time,  and  among  the
                  various  phases and any  portion or portions
                  of  the  Project  remaining  vacant  or  not
                  built upon,  and the amount so  allocated to
                  the   Building   shall   constitute   Taxes.
                  Taxes shall also  include an  allocation  on
                  a   fair   and   equitable   basis   by  the
                  Landlord,  acting reasonably,  of all taxes,
                  rates,  duties,  levies and  assessments  of
                  the  nature   included   in  the   foregoing
                  definition   of  Taxes   which  are  levied,
                  charged or assessed  upon  common  areas and
                  facilities   in   or   about   the   Project
                  provided  for the use or  benefit of tenants
                  in the  Building  in common  with  occupants
                  of  other  parts of the  Project  including,
                  without   limiting  the  generality  of  the
                  foregoing,  the  underground  parking  areas
                  comprising  part of the Project.
 .c2.(u)           Term;
(u)      "Term;"  means  that  Term  set out in  Section  4 of
                  this  Lease or as such Term may be  altered,
                  extended or reduced in  accordance  with the
                  provisions of this Lease.
 .c2.(v)           Useable Area;
(v)      "Useable  Area" with  reference to the Premises means
                  the  area  of  the  Premises,  expressed  in
                  square   feet   or   square   meters   in  a
                  certificate   prepared  by  the   Landlord's
                  Architect,   measured  in  accordance   with
                  applicable  B.O.M.A.  standards,  as amended
                  from time to time, which  certificate  shall
                  be  conclusive   and  binding,   subject  as
                  herein provided, and shall be delivered to the Tenant on or after the commencement of the Term, at which time any adjustment to the area that is required thereby shall be made. The approximate Useable Area of the Premises is set forth in Section 1(d).

                  The Useable Area of all premises in the Building shall be measured and determined as follows:

         (1)      In  the  case  of  premises   occupying  the
                           whole  of one or more  floors,  the
                           Useable   Area  of  such   premises
                           shall be  determined  by  measuring
                           to and  from  the  inside  faces of
                           the  office   glass  lines  of  the
                           outer  building  walls,  but  shall
                           not   include   stairs,    elevator
                           shafts   (except   as   hereinafter
                           provided),  stacks, pipe shafts and
                           vertical     ducts    with    their
                           enclosing     walls.     Washrooms,
                           air-conditioning  rooms, fan rooms,
                           janitors'    closets,    electrical
                           closets,    elevator   shafts   and
                           stairs  within and  exclusively  or
                           primarily  serving  only that floor
                           or floors  shall be included in the
                           Useable Area of such  premises.  No
                           deductions   shall   be  made   for
                           columns and  projections  necessary
                           to the Building.

                  (2)      In the case of  premises  occupying
                           part of a floor,  the Useable  Area
                           of   such    premises    shall   be
                           determined  by  measuring  from and
                           to whichever of the following  form
                           the  boundaries  of such  premises:
                           the  inside   face  of  the  office
                           glass  line of the  outer  building
                           walls;  the  centre  of  partitions
                           which  separate  such premises from
                           adjoining    premises   or   public
                           and/or  service   areas;   and  the
                           office  side of  corridor  walls or
                           other  permanent   partitions.   No
                           deductions   shall   be  made   for
                           columns and  projections  necessary
                           to the Building.
 .c2.(w)           Wellington Street Lands;
(w)      "Wellington  Street Lands" means the lands  described
                  in Part A of Schedule "C" annexed hereto.
 .c2.(x)           Year;
(w)      "Year;" means each calendar  year,  the whole or part
                  of which is included within the Term.

 .c.SECTION 3      Premises

3. The Landlord hereby leases to the Tenant the Premises.

 .c.SECTION 4      Term

4. To have and to hold the Premises for and during the Term specified in Section 1(f) commencing and ending on the dates set forth therein.

 .c.SECTION 5      Basic Rent

5. Yielding and paying therefor during each Lease Year of the Term unto the Landlord for the Premises without any set-offs, deductions or defalcations whatsoever, Basic Rent in the amount per square foot of the Rentable
Area of the Premises set forth in Section 1(g) for such Lease Year, to be paid in advance in equal consecutive monthly instalments in the amount set forth in Section 1(g) for such Lease Year on the first day of each and every month during such Lease Year, subject to adjustment as hereinafter provided.

                  If  the  Term  commences  on any  day  other
than the first or ends on any day other than the last day of a month, Basic Rent and Additional Rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis. If the Commencement Date is other than the first day of a calendar month, the Tenant shall pay to the Landlord Basic Rent for the period from and including the Commencement Date to and including the last day of such month at the rate per square foot of the Rentable Area of the Premises set forth in
Section 1(g).

                  The annual Basic Rent for each Lease Year set forth in Section 1(g) shall be adjusted, if necessary, based upon the Landlord's Architect's certificate of the Rentable Area of the Premises referred to in Section 2(o) by multiplying the Rentable Area of the Premises so certified expressed in square feet by the rental rate for such Lease Year set forth in Section 1(g), and the monthly instalments of Basic Rent shall be adjusted accordingly.

                  Basic Rent and Additional Rent shall be paid to the Landlord at the address of the Landlord set forth in Section 1(a)(ii), or at such other place or places as the Landlord shall designate from time to time in writing.

 .c.SECTION 6      Taxes

6.       (a)      The  Tenant  covenants  to pay the  Tenant's
                  Proportionate  Share of Taxes  for the Year,
                  during  each  Year  of  the  Term,   to  the
                  Landlord as Additional  Rent within  fifteen
                  (15) days  following  receipt  by the Tenant
                  of  written  notice  of the  amount  of such
                  Tenant's  Proportionate  Share of Taxes  for
                  such  Year,  notwithstanding  that  the Year
                  in  question  or the Term  may  have  ended.
                  If  after  initial   determination   by  the
                  Landlord  of  the   Tenant's   Proportionate
                  Share  of  Taxes  for  a  Year  there  is  a
                  further  increase  in Taxes with  respect to
                  such   Year  by   reason  of  the  issue  of
                  supplemental  assessment  notices  or  taxes
                  or both,  or a  variation  in the basis upon
                  which the Taxes are  calculated,  or for any
                  other reason,  the Landlord  shall, as often
                  as  necessary,   recalculate   the  Tenant's
                  Proportionate   Share  of  Taxes   for  that
                  Year,  and if that  amount is  greater  than
                  originally     calculated,     the    Tenant
                  covenants  to pay any  excess  amount to the
                  Landlord   (together   with   the   original
                  calculated    amount    of   the    Tenant's
                  Proportionate  Share of Taxes  for that Year
                  if not already paid) as  Additional  Rent in
                  the manner  aforesaid.  The  Landlord  shall
                  reimburse   the  Tenant  for  the   Tenant's
                  Proportionate  Share  of  any  reduction  or
                  decrease  during  the  Term in  Taxes to the
                  extent  to  which  the  Tenant   shall  have
                  previously paid its Proportionate Share of such Taxes under this Section 6.

(b)      The  Landlord  shall  be  entitled,  at any  time  or
                  times in any  Year,  upon at  least  fifteen
                  (15)  days'   notice  to  the   Tenant,   to
                  require  the  Tenant to pay to the  Landlord
                  monthly,  on the date of  payment of monthly
                  rental  instalments,  as Additional Rent, an
                  amount  equal to  one-twelfth  (1/12) of the
                  amount  estimated  by the Landlord to be the
                  Taxes   payable   by  the  Tenant  for  such
                  Year.   The   Landlord   shall  be  entitled
                  subsequently   during  such  Year,  upon  at
                  least  fifteen  (15)  days'  notice  to  the
                  Tenant,   to  revise  its  estimate  of  the
                  amount of the Taxes  payable  by the  Tenant
                  and the said  monthly  instalments  shall be
                  revised  accordingly.  All amounts  received
                  under  this   provision  in  any  Year,   on
                  account  of  the  estimated  amount  of  the
                  Taxes  payable  by  the  Tenant,   shall  be
                  applied in  reduction  of the actual  amount
                  of  the  Taxes  payable  by the  Tenant  for
                  such Year.  If the amount  received  is less
                  than  the  actual   Taxes   payable  by  the
                  Tenant for such Year,  the Tenant  shall pay
                  such   deficiency   to   the   Landlord   as
                  Additional  Rent,  within  fifteen (15) days
                  following  receipt  by the  Tenant of notice
                  of the  amount  of such  deficiency.  If the
                  amount  received is greater  than the actual
                  Taxes  payable  by the Tenant for such Year,
                  the  Landlord   shall   either   refund  the
                  excess  to the  Tenant  as soon as  possible
                  after  the  end of the  Year in  respect  of
                  which such  payments  were  made,  or at the
                  Landlord's  option  shall  apply such excess
                  against  any amounts  owing or becoming  due
                  to   the    Landlord    by    the    Tenant.
                  Notwithstanding    the    foregoing,     the
                  Landlord  shall  always  have  the  right to
                  revise   the   amount   of  tax   instalment
                  payments   to  an  amount  that  allows  the
                  Landlord to collect all Taxes by the final due date of Taxes for the year.

         (c)      If the  Term  commences  or  ends on any day
                  other   than   the   first   or  last   day,
                  respectively, of a Year, the Tenant shall be liable only for the portion of the Taxes payable by the Tenant for such Year as falls within the Term, determined on a per diem basis.

         (d) If the Taxes payable by the Tenant shall be increased by reason of any installations made in or upon or any alterations made in or to the Premises by the Tenant, or by the Landlord on behalf of the Tenant, the Tenant shall pay the amount  of such  increase  forthwith  to the
                  Landlord  upon  receipt  of notice  thereof.
                  The  Tenant  shall  also pay  every  tax and
                  licence  fee  in  respect  of  any  business
                  conducted  upon the  Premises.  All payments
                  referred   to  herein   shall  be  paid  and
                  discharged  by the  Tenant  as  soon as they
                  become  due  and  payable,  and  the  Tenant
                  shall,  upon  the  written  request  of  the
                  Landlord,    promptly    deliver    to   the
                  Landlord,     receipts    evidencing    such
                  payments, where applicable.

         (e) At its sole expense, the Tenant shall have the right to appeal any separate assessment for Taxes issued in respect of the Premises, after having first obtained the Landlord's written approval. By initiating such action, the Tenant shall not detrimentally affect the position of the Landlord, nor permit any lien or other encumbrances to be filed or assessed against the Building and if required, the Tenant shall provide the Landlord with an indemnity for any costs, expenses, liabilities or damages, including, without limitation, any increases in Taxes, which are, or may be, incurred or suffered by the Landlord directly or indirectly as a result of such appeal. The Tenant shall also serve the Landlord with a copy of the notice of appeal, pertaining to any such appeal which is so commenced by the Tenant.

 .c.SECTION 7      Operating Costs

7.       (a)      The  Tenant  covenants  to pay the  Tenant's
                  Proportionate  Share of Operating  Costs for
                  the Year,  during each Year of the Term,  to
                  the  Landlord  as  Additional   Rent  within
                  thirty  (30) days  following  receipt by the
                  Tenant of  written  notice of the  amount of
                  such   Tenant's   Proportionate   share   of
                  Operating     Costs    for    such     Year,
                  notwithstanding  that the  Year in  question
                  or the  Term  may have  ended.  Any  amounts
                  payable  pursuant  to  this  subsection  (a)
                  shall be  determined  and  certified  by the
                  Landlord  following  the end of the Year for
                  which  such  amounts  are  payable.  If only
                  part  of  a  Year  is  included  within  the
                  Term,  any  such  amount  payable  shall  be
                  pro-rated  accordingly  and, during the last
                  year  of the  Term,  shall  be  paid  on the
                  last   day  of   the   Term.   Any   balance
                  remaining  unpaid or any excess  paid shall,
                  notwithstanding    such   termination,    be
                  adjusted between the Landlord and Tenant within a reasonable period thereafter.

(b)      The  Landlord  shall be  entitled  at any time in any
                  Year,   upon  at  least  thirty  (30)  days'
                  notice  to  the   Tenant,   to  require  the
                  Tenant to pay to the  Landlord  monthly,  on
                  the  date  for  payment  of  monthly  rental
                  instalments,  as Additional  Rent, an amount
                  equal  to   one-twelfth   (1/12th)   of  the
                  amount  estimated  by the Landlord to be the
                  amount of the Tenant's  Proportionate  Share
                  of  Operating   Costs  for  such  Year.  The
                  Landlord  shall  be  entitled   subsequently
                  during  such Year upon at least  thirty (30)
                  days'  notice to the Tenant,  to  reasonably
                  revise  its  estimate  of the  amount of the
                  Tenant's  Proportionate  Share of  Operating
                  Costs  and  the  said  monthly   instalments
                  shall be revised  accordingly.  All  amounts
                  received  under this  provision  in any Year
                  on  account of the  estimated  amount of the
                  Tenant's  Proportionate  Share of  Operating
                  Costs shall be applied in  reduction  of the
                  actual     amount     of    the     Tenant's
                  Proportionate  Share of Operating  Costs for
                  such Year.  If the amount  received  is less
                  than  the  actual   Tenant's   Proportionate
                  Share of  Operating  Costs  for  such  Year,
                  the Tenant shall pay any  deficiency  to the
                  Landlord as  Additional  Rent within  thirty
                  (30) days  following  receipt  by the Tenant
                  of   notice   of   the    amount   of   such
                  deficiency.   If  the  amount   received  is
                  greater    than    the    actual    Tenant's
                  Proportionate   Share  of  Operating  Costs,
                  the  Landlord   shall   either   refund  the
                  excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made or at the Landlord's option shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

 .c.SECTION 8      Recovery of Adjustments

8. The Landlord (in addition to any other rights or remedies of the Landlord) shall have the same rights and remedies in the event of the default by the
Tenant in payment of any amount payable by the Tenant hereunder (including, without limitation, any amounts payable pursuant to Sections 6 and 7) as the Landlord would have in the case of default in payment of rent.

 .c.SECTION 9      Net Lease

9. The Tenant acknowledges that it is intended and agreed that this Lease is a completely carefree net lease for the Landlord and that the Landlord is not responsible during the Term or any renewal thereof for any costs, charges, expenses or outlays of any nature relating to the Project or the Premises, or the contents thereof, or otherwise, except as specifically set forth in this Lease, and that the Tenant will pay all charges, taxes, impositions, costs and expenses of every kind relative to the Premises, and the Tenant covenants with the Landlord accordingly.

                  Notwithstanding   any  other  provisions  of
this Lease to the contrary, the Tenant shall pay to the Landlord an amount equal to any and all goods and services taxes, sales taxes, value added taxes, or any other similar taxes imposed on the Tenant or the Landlord, by any level of government, with respect to Basic Rent, Additional Rent or any other amounts payable by the Tenant to the Landlord under  this  Lease,  whether  characterized  as  a  goods  and
services  tax,   sales  tax,  value  added  tax  or  otherwise
(except income taxes payable by the Landlord under the Income Tax Act (Canada)) (herein called "Sales Taxes"), it being the intention of the parties that the Landlord shall be fully reimbursed by the Tenant with respect to any and all Sales Taxes payable or collectable by the Landlord. The amount of such Sales Taxes so payable by the Tenant shall be calculated in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which such Sales Taxes apply are payable to the Landlord under the terms of this Lease or earlier if required by the applicable legislation. Notwithstanding any other provision in this Lease to the contrary, the Sales Taxes payable by the Tenant under this paragraph shall be deemed not to be Basic Rent or Additional Rent, but the Landlord shall have all of the same remedies for and rights of recovery of such amounts as it has for recovery of rent under this Lease.

 .c.SECTION 10     Tenant's Covenants

10.               The Tenant covenants with the Landlord:

 .c2.(a)           Pay Rent

(a)      to pay Basic Rent, the Tenant's  Proportionate  Share
                  of  Taxes  and  the  Tenant's  Proportionate
                  Share  of  Operating  Costs  and  all  other
                  amounts   payable   by  the  Tenant  to  the
                  Landlord  under  this  Lease  as  Additional
                  Rent.  In the event of any  dispute  between
                  the  Landlord  and  the  Tenant  as  to  any
                  Additional  Rent  payable,  the  opinion  of
                  the  Landlord's  independent  auditor  as to
                  the  Additional  Rent payable shall be final
                  and   binding  on  the   Landlord   and  the
                  Tenant.   If   the   Landlord's    auditor's
                  opinion  is  that  the  Additional  Rent  in
                  dispute  has been  overstated  by more  than
                  three  percent   (3%),   then  the  Landlord
                  shall   pay  the   cost  of  the   auditor's
                  opinion.   If   the   Landlord's   auditor's
                  opinion is that the Additional Rent in dispute has not been overstated, or has been overstated by three percent (3%) or less, then the Tenant shall pay the cost of the auditor's opinion;

 .c2.(b)           Utility Charges

(b)      to pay all charges for  telephone,  electric  current
                  and  all  other  utilities  supplied  to  or
                  used in connection  with the  Premises,  and
                  the  total  cost  of  any   replacement   of
                  electric   bulbs,   tubes,    starters   and
                  ballasts  in the  Premises.  If there are no
                  separate    meters   for    measuring    the
                  consumption  of such  utilities,  the Tenant
                  shall pay to the  Landlord,  in  advance  by
                  monthly   instalments  as  Additional  Rent,
                  such amount as may be  reasonably  estimated
                  by the  Landlord  from  time  to time as the
                  cost of  such  utilities  for the  Premises.
                  In the  event  of any  dispute  between  the
                  Landlord  and the  Tenant  as to the  amount
                  of such  utility  costs,  the opinion of the
                  Landlord's  Architect  shall  be  final  and
                  binding  on the  Landlord  and  the  Tenant.
                  The  Tenant   shall   advise  the   Landlord
                  forthwith of any  installations,  appliances
                  or  business  machines  used  by the  Tenant
                  and  consuming  or likely to  consume  large
                  amounts of  electricity  or other  utilities
                  and  further  on  request   shall   promptly
                  provide  the  Landlord  with a  list  of all
                  installations,   appliances   and   business
                  machines used in the Premises, and the Landlord shall have the right to install a separate meter at the Tenant's expense to measure the consumption of such utilities;

 .c2.(c)           Maintain & Repair

(c)      to repair,  maintain  and keep the  Premises  in good
                  and  substantial  repair as a prudent tenant
                  would  do,  reasonable  wear  and  tear  and
                  damage by fire and any other  peril  against
                  which  the   Landlord   is  or  is  required
                  hereunder  to  be  insured,  only  excepted,
                  and that the  Landlord  may  enter  and view
                  state of repair;  and that the  Tenant  will
                  repair   in   accordance   with   notice  in
                  writing,   reasonable   wear  and  tear  and
                  damage by fire and any other  peril  against
                  which  the   Landlord   is  or  is  required
                  hereunder  to  be  insured,  only  excepted;
                  and  that  the   Tenant   will   leave   the
                  Premises  in good  repair,  reasonable  wear
                  and tear and  damage  by fire and any  other
                  peril  against  which the  Landlord is or is
                  required  hereunder  to  be  insured,   only
                  excepted;   provided   that  if  the  Tenant
                  neglects  to so  maintain  or to  make  such
                  repairs    promptly   after   notice,    the
                  Landlord   may,  at  its  option,   do  such
                  maintenance  or  make  such  repairs  at the
                  expense  of  the  Tenant,  and  in  any  and
                  every  such case the Tenant  covenants  with
                  the   Landlord   to  pay  to  the   Landlord
                  forthwith  as   Additional   Rent  all  sums
                  which  the  Landlord  may have  expended  in
                  doing  such   maintenance  and  making  such
                  repairs; provided further that the doing of such maintenance or the making of any repairs by the Landlord shall not relieve the Tenant from the obligation to maintain and repair;

 .c2.(d)           Repair Where Tenant at Fault

(d)      if  the  Building  or  the  Project,   including  the
                  Premises, the elevators,  boilers,  engines,
                  pipes and other  apparatus  (or any of them)
                  used   for   the    purposes   of   heating,
                  ventilating    or    air-conditioning    the
                  Building  or the  Project or  operating  the
                  elevators,  or if the water pipes,  drainage
                  pipes,    electric    lighting    or   other
                  equipment  of the  Building or the  Project,
                  or  the  landscaping,   trees,   shrubs  and
                  flowers,  or the  roof or  outside  walls of
                  the  Building  or  the  Project  get  out of
                  repair  or  become   damaged  or   destroyed
                  through   the   wilful   act,    negligence,
                  carelessness  or  misuse  of the  Tenant  or
                  any  person  for whom the  Tenant  is in law
                  responsible  or  through  it or  them in any
                  way  stopping  up or injuring  the  heating,
                  ventilating     or     air-     conditioning
                  apparatus,     elevators,    water    pipes,
                  drainage  pipes,  or other equipment or part
                  of  the   Building  or  the   Project,   the
                  expense    of   the    necessary    repairs,
                  replacements or alterations shall be borne by the Tenant who shall pay the same to the Landlord forthwith upon demand;

 .c2.(e)           Assigning or Subletting

(e)      not to assign  this  Lease or  sublet  or  franchise,
                  license,    grant    concessions    in,   or
                  otherwise  part with or share  possession of
                  the Premises,  or any part thereof,  without
                  the   prior    written    consent   of   the
                  Landlord;  at the time the  Tenant  requests
                  such  consent  the Tenant  shall  deliver to
                  the  Landlord  such  information  in writing
                  (the   "required    information")   as   the
                  Landlord may reasonably  require,  including
                  a copy of the proposed  offer or  agreement,
                  if any,  to assign  or  sublet or  otherwise
                  and the name,  address,  nature of  business
                  and  evidence as to the  financial  strength
                  of  the  proposed   assignee  or  subtenant;
                  upon   receipt  of  such   request  and  all
                  required  information,  the  Landlord  shall
                  have the right,  exercisable  within  thirty
                  (30) days after such  receipt,  to terminate
                  this  Lease if the  request  relates  to all
                  of the Premises  or, if the request  relates
                  to a  portion  of  the  Premises  only,  the
                  Landlord  shall have the right to  terminate
                  this  Lease  with  respect  to such  portion
                  and the rent  payable  by the  Tenant  under
                  this  Lease  shall  abate in the  proportion
                  that  the  area  of  the   portion   of  the
                  Premises    for   which    this   Lease   is
                  terminated   bears   to  the   area  of  the
                  Premises.  If the  Landlord  exercises  such
                  right,   the   Tenant   shall   notify   the
                  Landlord  in  writing  within  five (5) days
                  thereafter   of   the   Tenant's   intention
                  either  to  refrain   from   effecting   the
                  transaction  in  respect of which the Tenant
                  requested  the  Landlord's   consent  or  to
                  accept  such  termination.   If  the  Tenant
                  advises  the  Landlord  that it  intends  to
                  refrain  from  effecting  the   transaction,
                  then the  Landlord's  exercise  of its right
                  of  termination  will  become null and void.
                  If the Tenant  accepts  the  termination  or
                  fails to deliver  such  notice  within  such
                  five  (5)  day  period,   the  Tenant  shall
                  surrender  possession  of  the  Premises  or
                  such  portion  thereof,  as the case may be,
                  not less than  sixty  (60) days and not more
                  than   ninety   (90)  days   following   the
                  Landlord's  notice of  exercise of its right
                  hereunder   in   accordance   with  all  the
                  provisions  of this  Lease  relating  to the
                  surrender    of   the    Premises   at   the
                  expiration  of the  Term  and all  rent  and
                  other   charges   shall  be   deemed  to  be
                  adjusted  accordingly  and the  Lease  shall
                  be deemed to be amended  accordingly,  as of
                  the  date  of  actual   surrender.   If  the
                  Landlord   does  not  exercise  such  right,
                  then the  Landlord's  prior written  consent
                  shall   not,    subject    as    hereinafter
                  provided, be unreasonably withheld.

                  Notwithstanding  any statutory  provision or
                  rule of law to the  contrary,  it shall  not
                  be   considered    unreasonable    for   the
                  Landlord   to   withhold   its  consent  if,
                  without   limiting  any  other   factors  or
                  circumstances   which   the   Landlord   may
                  reasonably take into account:

                  (i)      the   Tenant  is  then  in  default
                           under this Lease;

                  (ii)     the proposed assignment,  sublease,
                           franchise,  license,  concession or
                           other  parting  with or  sharing of
                           possession  of the Premises  (each,
                           a  "Transfer")  would  be or  could
                           result in the  violation  or breach
                           of any  covenants  or  restrictions
                           made or granted by the  Landlord to
                           other  tenants  or  occupants,   or
                           prospective  tenants or  occupants,
                           of the Building;

                  (iii)    in   the   Landlord's    reasonable
                           opinion, the financial  background,
                           business  history and capability of
                           the proposed  assignee,  subtenant,
                           franchisee,               licensee,
                           concessionaire  or  other  occupant
                           (each,  a   "Transferee")   is  not
                           satisfactory;

                  (iv)     the  proposed  Transfer  is  to  an
                           existing  tenant of the Building or
                           a  prospective   tenant  which  has
                           otherwise  been  introduced  to the
                           Landlord  or  the  Building  to the
                           extent the  Landlord  has  premises
                           available of similar size; or

                  (v)      the  use  of  the  Premises  by the
                           proposed    Transferee,    in   the
                           Landlord's  opinion  arrived  at in
                           good   faith,   could   result   in
                           excessive  use of the  elevators or
                           other  systems or  services  in the
                           Building,  be inconsistent with the
                           image   and    standards   of   the
                           Building  or expose  the  occupants
                           of the  Building  to risk of  harm,
                           damage or  interference  with their
                           use and enjoyment thereof.

The Landlord's consent to any Transfer, or any assignment or sublease to an affiliate of the Tenant permitted without the Landlord's consent as provided in the paragraph next following, shall be subject to the condition that the Tenant shall pay forthwith, as received, to the Landlord any consideration, including increased rent, received by or for the account of the Tenant either directly or indirectly from any Transferee whether in the form of cash, goods or services. The amount of any leasing commissions or fees and the cost of any inducements, whether by way of cash, leasehold improvements, rent-free periods, lease takeovers or other like concessions or inducements, paid or given by the Tenant to secure such Transfer may be amortized by the Tenant over the term of the Transfer on a straight-line basis without interest and deducted from the amount of minimum rent and additional rent payable by the Transferee for the purposes of determining the Tenant's obligation to pay any amount to the Landlord under this paragraph.

Notwithstanding  the  foregoing  provisions  of  this  Section
10(e):

                  (i)      the Tenant  shall have the right at
                           any time or times  to  assign  this
                           Lease or sublet  all or any part or
                           parts  of  the   Premises   to  any
                           affiliate         of        Applied
                           Communications  Canada,  Inc.  (the
                           term  "affiliate"  being defined in
                           this  Lease as such term is defined
                           in the  Business  Corporations  Act
                           (Ontario),  as  amended to the date
                           of this Lease),  without consent of
                           the   Landlord   but   upon   prior
                           written  notice  to  the  Landlord,
                           and the  Landlord  shall  not  have
                           the right of termination  set forth
                           in  the  first  paragraph  of  this
                           Section  10(e)  in  respect  of any
                           such   assignment  or   subletting,
                           provided that:

                           (A)      upon    request   by   the
                           Landlord,     the    assignee    or
                           subtenant   shall   enter   into  a
                           covenant  with the Landlord in form
                           satisfactory  to  the  Landlord  to
                           observe  and  perform  all  of  the
                           Tenant's   covenants,   liabilities
                           and obligations under this Lease;

                           (B)      the   provisions   of  the
                           immediately   preceding   paragraph
                           shall apply to any such  assignment
                           or sublease; and

                           (C)      upon any such  assignee or
                           subtenant    ceasing   to   be   an
                           affiliate         of        Applied
                           Communications  Canada,  Inc., this
                           Lease  shall  be   re-assigned   to
                           Applied    Communications   Canada,
                           Inc.  or  the  sublease   shall  be
                           terminated, as the case may be;

                  (ii)     the   amalgamation  of  the  Tenant
                           with  one  or  more   corporations,
                           provided   that   the   amalgamated
                           corporation   is   subject  to  and
                           bound   by  all  of  the   Tenant's
                           covenants,      liabilities     and
                           obligations   under   this   Lease,
                           shall not  require  the  Landlord's
                           consent  under this  Section  10(e)
                           and the  Landlord  shall  not  have
                           the right of termination  set forth
                           in  the  first  paragraph  of  this
                           Section  10(e)  in  respect  of any
                           such amalgamation; and

                  (iii)    the  Landlord  shall  not  have the
                           right of  termination  set forth in
                           the   first   paragraph   of   this
                           Section  10(e) in  respect  of, but
                           all other terms and  provisions  of
                           this Section  10(e) shall apply to,
                           an  assignment  of this  Lease made
                           by the Tenant to the  purchaser  of
                           all  of  the   Tenant's   property,
                           assets and undertaking.

                  In no  event  shall  any  Transfer  to which
                  the  Landlord has  consented,  or in respect
                  of  which  the  Landlord's  consent  is  not
                  provided   hereunder,   release  the  Tenant
                  from its  obligations  fully to perform  all
                  the  terms,   conditions  and  covenants  of
                  this   Lease.   The  Tenant   shall  pay  on
                  demand  the  Landlord's   reasonable   costs
                  incurred  in  connection  with the  Tenant's
                  request for such  consent and any  agreement
                  referred  to in  paragraph  (i)(A)  of  this
                  Section 10(e).  The  Landlord's  consent may
                  be    conditional    upon   the   Transferee
                  entering  into a covenant  with the Landlord
                  in  form   satisfactory   to  the  Landlord,
                  acting  reasonably,  to observe  and perform
                  all  tenant's  covenants  in the  Lease.  If
                  the  Tenant  is a  private  corporation  and
                  any  part  or all of  the  corporate  shares
                  shall be  transferred  by sale,  assignment,
                  bequest,  inheritance,  operation  of law or
                  other  disposition or  dispositions so as to
                  result  in a change  in the  control  of the
                  corporation,  such  change of control  shall
                  be  considered  an  assignment of this Lease
                  and  shall  be  subject  to  the   aforesaid
                  provisions;    the    Tenant    shall   make
                  available to the  Landlord  upon its request
                  for  inspection  and copying,  all books and
                  records of the Tenant,  any  Transferee  and
                  their respective  shareholders  which, alone
                  or   with   other   data,   may   show   the
                  applicability or inapplicability of this clause.

                  The  Tenant  shall  not  advertise  or allow
                  the  Premises  or a  portion  thereof  to be
                  advertised    as   being    available    for
                  assignment,  sublease or  otherwise  without
                  the prior  written  approval of the Landlord
                  to   the   form   and    content   of   such
                  advertisement, which approval shall not be unreasonably withheld or delayed, provided that no such advertising shall contain any reference to the rental or the rental rate of the Premises;

 .c2.(f)           Rules and Regulations

(f)      that the Tenant  and its  employees  and all  persons
                  visiting  or  doing  business  with  them on
                  the  Premises  shall be  bound by and  shall
                  observe    and   perform   the   Rules   and
                  Regulations   and  any   further  and  other
                  reasonable   Rules  and   Regulations   made
                  hereafter by the Landlord of which notice in writing shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated into and form part of this Lease;

 .c2.(g)           Use of Premises

(g)      not to use the  Premises  nor allow the  Premises  to
                  be  used  for  any  purpose  other  than  an
                  office    for   the    Tenant's    business,
                  including  a  computer  centre;  and  not to
                  carry on nor  allow to be  carried  on in or
                  from the Premises  any activity  which would
                  in the  Landlord's  determination  lower the
                  respectable  character  of the Building as a
                  first-class  commercial  building;  and that
                  if the costs of  insurance  on the  Building
                  or  the  Project   shall  be   increased  by
                  reason  of the use made of the  Premises  or
                  by reason of  anything  done or  omitted  or
                  permitted   by  the   Tenant  or  by  anyone
                  permitted  by  the  Tenant  to be  upon  the
                  Premises,   the  Tenant  shall  pay  to  the
                  Landlord  on demand as  Additional  Rent the
                  amount   of  such   increase;   and  if  any
                  insurance  policy  upon the  Building or the
                  Project  shall be  cancelled  by the insurer
                  or   be    under    notice    of    possible
                  cancellation  by the  insurer  by  reason of
                  the use or  occupation  of the  Premises  or
                  any  part  thereof  by  the  Tenant  or  any
                  assignee  or  subtenant  of the Tenant or by
                  anyone  permitted  by the  Tenant to be upon
                  the  Premises,   the  Landlord  may  at  its
                  option  terminate  this Lease  forthwith  by
                  leaving   upon  the   Premises   notice   in
                  writing  of  its  intention  to  do  so  and
                  thereupon  rent and any other  payments  for
                  which  the  Tenant  is  liable   under  this
                  Lease  shall  be  apportioned  and  paid  in
                  full  to the  later  of  the  date  of  such
                  termination  or the  date  on  which  actual
                  possession  is  given up or  taken,  and the
                  Tenant   shall   immediately    deliver   up
                  possession of the Premises to the Landlord who may re-enter and take possession of same;

 .c2.(h)           Observance of Law

(h)      in its use and  occupation  of the  Premises,  not to
                  violate any law or  ordinance  or any order,
                  rule,   regulation  or  requirement  of  any
                  federal,     provincial     or     municipal
                  government and any appropriate department, commission, board or officer thereof, and to comply promptly and at the Tenant's sole cost with all of the foregoing;

 .c2.(i)           Waste and Nuisance

(i)      not   to   do   or   suffer   any   waste,    damage,
                  disfiguration  or injury to the  Premises or
                  the  fixtures  and   equipment   thereof  or
                  permit  or  suffer  any  overloading  of the
                  floors  thereof;  and  not to use or  permit
                  to be  used  any  part of the  Premises  for
                  any  dangerous,  noxious or offensive  trade
                  or  business  and not to cause  or  maintain
                  any  nuisance  in, at or on the  Premises or
                  cause    any    annoyance,    nuisance    or
                  disturbance to the occupiers or owners of any adjoining lands and/or premises;

 .c2.(j)           Entry by Landlord

(j)      to permit the  Landlord  and its  servants  or agents
                  to enter upon the  Premises  at any time and
                  from  time  to  time  for  the   purpose  of
                  inspecting and making  repairs,  alterations
                  or  improvements  to the  Premises or to the
                  Building  or  the  Project  and  the  Tenant
                  shall not be  entitled  to any  compensation
                  for   any    inconvenience,    nuisance   or
                  discomfort occasioned thereby;

 .c2.(k)           Indemnity

(k)      to  promptly   indemnify   and  save   harmless   the
                  Landlord  from  any  and  all   liabilities,
                  damages,  costs,  claims,  suits or  actions
                  arising  out of: any  breach,  violation  or
                  non-observance  by the  Tenant of any of its
                  covenants   and   obligations   under   this
                  Lease;  any  damage to  property  while said
                  property  shall be in or about the  Premises
                  including  the  systems,   furnishings   and
                  amenities  thereof,   as  a  result  of  the
                  wilful or  negligent  act or omission of the
                  Tenant,  its  invitees,  licensees,  agents,
                  servants  or  employees;  and any  injury to
                  any  licensee,  invitee,  agent,  servant or
                  employee  of  the  Tenant,  including  death
                  resulting at any time  therefrom,  occurring
                  on or about  the  Premises  or the  Building
                  or  the   Project,   save  and  except,   in
                  respect   only  of  any  injury   (including
                  death) not covered by  insurance  maintained
                  or  required  pursuant  to Section  10(u) to
                  be maintained  by the Tenant,  to the extent
                  that any such  injury  (including  death) is
                  caused,  or to the  extent  contributed  to,
                  by  the   negligent   or   wilful   acts  or
                  omissions  of  the  Landlord  or  those  for
                  whom  it is in  law  responsible,  and  then
                  only to the extent  that the  Landlord is or
                  is  required  hereunder  to  be  insured  in
                  respect  of such  injury or death;  and this
                  indemnity   shall   survive  the  expiry  or
                  earlier   termination  of  this  Lease,   in
                  respect    of   any    of   the    foregoing
                  circumstances arising during the Term;

 .c2.(l)           Exhibiting Premises

         (l) to permit the Landlord or its agents, upon not less than twenty-four (24) hours'
                  prior      notice       (which       notice,
                  notwithstanding  Section  35, need not be in
                  writing   and  may  be   given   orally   to
                  management  at the  Premises) to exhibit the
                  Premises  to   prospective   purchasers   or
                  mortgagees of the Building and, during the last twelve (12) months of the Term or any renewal thereof, to prospective tenants, provided that the Tenant's business is not materially adversely affected thereby;

 .c2.(m)           Alterations

         (m) that the Tenant will not, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, make or erect in or to the Premises any installations, alterations, additions, partitions, repairs or improvements, or do anything which might affect the proper operation of the
                  electrical,        lighting,        heating,
                  ventilating,  air- conditioning,  sprinkler,
                  fire   protection  or  other  systems;   the
                  Tenant's  request for such consent  shall be
                  in writing  and  accompanied  by an adequate
                  description  of the  contemplated  work and,
                  where  appropriate,   working  drawings  and
                  specifications   therefor;   on   completion
                  the Tenant shall  provide the Landlord  with
                  a  full  set  of  "as-built"  drawings;  the
                  Landlord's  costs of having its  architects,
                  engineers or others  examine  such  drawings
                  and  specifications  shall be payable by the
                  Tenant  upon  demand  as  Additional   Rent;
                  the  Landlord  may  require  that any or all
                  work  to be  done  hereunder  be done by the
                  Landlord's  contractors  or  workmen  or  by
                  contractors   or  workmen   engaged  by  the
                  Tenant but first  approved by the  Landlord;
                  the  Landlord  has  provided the Tenant with
                  the  Landlord's   design  criteria  for  the
                  Building,     including    the    Landlord's
                  approved  contractors,  and the Tenant shall
                  be  permitted  to use any of  such  approved
                  contractors;  and all work  shall be subject
                  to   inspection   by  and   the   reasonable
                  supervision  of the  Landlord  and  shall be
                  performed  in  accordance  with all laws and
                  any  reasonable   conditions   (including  a
                  reasonable  supervision  fee of the Landlord
                  to be paid  by the  Tenant)  or  regulations
                  imposed by the Landlord  and  completed in a
                  good  and   workmanlike   manner   and  with
                  reasonable   diligence  in  accordance  with
                  the  approvals  given by the  Landlord;  any
                  connections  of apparatus to the  electrical
                  system,    plumbing   lines,   or   heating,
                  ventilating  or   air-conditioning   systems
                  shall be deemed to be an  alteration  within
                  the  meaning of this  paragraph;  the Tenant
                  shall,   at  its   own   cost   and   before
                  commencement   of  any  work,   obtain   all
                  necessary  building  or  other  permits  and
                  keep  same in  force  and the  Tenant  shall
                  promptly  pay  all  charges  incurred  by it
                  for any  work,  materials  or  services  and
                  shall   forthwith    discharge   any   liens
                  resulting  therefrom;  if the  Tenant  fails
                  to so  discharge  any  liens,  the  Landlord
                  may (but  shall be under no  obligation  to)
                  pay  into  court  the  amount  required,  or
                  otherwise  obtain  a  discharge  of the lien
                  in the  name of the  Tenant  and any  amount
                  so paid  together  with all  costs  incurred
                  in  respect  of  such  discharge   shall  be
                  payable  by  the  Tenant  to  the   Landlord
                  forthwith  upon demand plus  interest on all
                  such amounts at the rate  hereafter  set out
                  in  this   Lease;   the  Tenant   shall  not
                  create  any   mortgage,   conditional   sale
                  agreement,  or other  encumbrance in respect
                  of  its  Leasehold   Improvements  or  trade
                  fixtures nor shall the Tenant lease the same from any third party, nor permit any such encumbrance to attach to the Premises or to the Building or the Project;

 .c2.(n)           Interior Walls

(n)      that the  Tenant  will not deface or mark any part of
                  the Premises, the Building or the Project and will not permit any hole to be drilled or made or nails, screws, hooks or spikes to be driven into perimeter or demising walls, doors or floors or stone or brick work of the Building or any appurtenances thereof without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The Tenant may, without the consent of the Landlord, hang any wall coverings, artwork or decorations on the interior walls of the Premises;

 .c2.(o)           Signs

(o)      that  the  Tenant  will  not  paint,   place,  affix,
                  inscribe  or display  on any of the  windows
                  of the  Premises  or the  Building or on any
                  part of the outside or inside  thereof,  any
                  sign,   picture,    direction,    lettering,
                  advertisement  or notice  without  the prior
                  written  consent  of the  Landlord;  and the
                  Landlord  shall have the right to  prescribe
                  the  size,  material,   colour,   method  of
                  attachment,    pattern   and   location   of
                  identification  signs  for  the  Tenant;  on
                  the  Tenant  ceasing  to be a tenant  of the
                  Premises,  the Landlord  will cause any sign
                  to  be   removed  or   obliterated   at  the
                  Tenant's   expense;   the  Tenant  shall  be
                  entitled  to have  one name  shown  upon the
                  directory  board or boards  of the  Building
                  and  any   additional   name  or  subsequent
                  changes  shall  be paid  for by the  Tenant,
                  but  the   Landlord   shall   in  its   sole
                  discretion   design   the   style   of  such
                  identification and allocate the spice on the directory board or boards therefor;

 .c2.(p)           Name of Building

(p)      not to refer to the  Building  or the  Project by any
                  name  or  names  other  than  such  name  or
                  names  as may be  designated  from  time  to
                  time by the  Landlord,  nor to use such name
                  or names  for any  purpose  other  than that
                  of the business  address of the Tenant;  the
                  Tenant  shall not use the name "Metro  Hall"
                  or  any  derivative   thereof  or  any  name
                  which  uses or  references  Metro  or  Metro
                  Hall  or  is  similar  thereto,  whether  in
                  connection   with   the   Building   or  the
                  Project   or   for   any   other    purpose,
                  including   without   limitation,   signage,
                  advertising and business forms;

 .c2.(q)           Glass

(q)      the Landlord  shall  replace and the Tenant shall pay
                  to the  Landlord  on  demand  as  Additional
                  Rent  the cost of  replacement  with as good
                  quality  any  glass on or  within  or in the
                  walls  or  doors   (exterior   or  interior)
                  abutting  or forming  part of the  Premises,
                  which  is  broken  during  the  Term  or any
                  renewals  thereof,  unless  (save and except
                  with  respect  to  the  glass   curtainwall)
                  such  breakage  is solely  the result of the
                  negligence  of the  Landlord  and is not the
                  result of  matters  required  to be  insured
                  against  by  the  Tenant  hereunder,  and in
                  the   case   of   breakage   in  the   glass
                  curtainwall,  only  where such  breakage  is
                  caused   by   reason   of  the   wilful   or
                  negligent  act or  omission of the Tenant or
                  any   person   for   whom   it  is  in   law
                  responsible;

 .c2.(r)           Certificates

(r)      the  Tenant  will at any time and from  time to time,
                  at no cost to the  Landlord,  and  upon  not
                  less  than  ten  (10)  days'  prior  notice,
                  execute  and  deliver  to  the   Landlord  a
                  statement  in writing  certifying  that this
                  Lease is  unmodified  and in full  force and
                  effect   (or  if   modified,   stating   the
                  modifications  and  that  the  Lease  is  in
                  full  force  and  effect as  modified),  the
                  amount  of  the  annual  rental  then  being
                  paid  hereunder,  the  dates  to  which  the
                  same,  by   instalment  or  otherwise,   and
                  other  charges  hereunder  have  been  paid,
                  whether   or  not  there  is  any   existing
                  default on the part of the Landlord of which the Tenant has notice, and any other information reasonably required;

 .c2.(s)           Evidence of Payments

(s)      to   produce   to   the   Landlord    upon   request,
                  satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease;

 .c2.(t)           Notice of Accidents

(t)      to notify  the  Landlord  promptly  and in writing of
                  any  accident  or damage to or defect in the
                  Premises,  the  Building,  the  Project,  or
                  any  part  thereof  including  the  heating,
                  ventilating,     and    air-    conditioning
                  apparatus,  water and gas  pipes,  telephone
                  lines,   electrical   apparatus   or   other
                  building services;

 .c2.(u)           Tenant Insurance

(u)      at its expense to  maintain in force  during the Term
                  and any renewals thereof:

         (i)      comprehensive  general  liability  insurance
                           against    claims   for    personal
                           injury,  death or  property  damage
                           arising  out of all  operations  of
                           the Tenant (including  tenants' all
                           risk  legal   liability,   personal
                           liability,   property   damage  and
                           contractual  liability to cover all
                           indemnities        and       repair
                           obligations)  with  respect  to the
                           business  carried  on in  and  from
                           the Premises,  in amounts  required
                           by the Landlord  and any  mortgagee
                           of the Project or any part  thereof
                           from  time to time  but in no event
                           less  than  Two   Million   Dollars
                           ($2,000,000.00) per occurrence;

                  (ii)     all risks direct  damage  insurance
                           covering  all chattels and fixtures
                           and  all  Leasehold   Improvements,
                           installations,     additions    and
                           partitions  made by the  Tenant  or
                           by the  Landlord  at  the  Tenant's
                           expense,  in an amount equal to the
                           full replacement value thereof;

                  (iii)    when    applicable,    broad   form
                           comprehensive  boiler and machinery
                           insurance  on a blanket  repair and
                           replacement  basis in an amount not
                           less  than  the  full   replacement
                           cost  of  all   boilers,   pressure
                           vessels,      air      conditioning
                           equipment,       electrical      or
                           mechanical   apparatus   owned   or
                           operated    by   the   Tenant   in,
                           relating   to  or   servicing   the
                           Premises;

                  (iv)     business interruption  insurance in
                           such amounts as will  reimburse the
                           Tenant for direct or indirect  loss
                           of  earnings  attributable  to  all
                           perils    insured     against    in
                           subsections      10(u)(ii)      and
                           10(u)(iii);  and

                  (v)      such other  forms of  insurance  as
                           may be  reasonably  required by the
                           Landlord  and  any  mortgagee  from
                           time to time;

All such insurance shall be with insurers and upon such terms and conditions as the Landlord reasonably approves, and certificates of insurance and renewal shall be delivered to the Landlord; all such policies shall include the
Landlord and any mortgagees as named insureds as their interests may appear, shall contain, where applicable, a waiver of  subrogation  in favour  of the  Landlord  and those for whom in law it is responsible, and the insurance described in subsection 10(u)(i) shall contain a cross-liability clause protecting the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; all policies shall also contain a provision prohibiting the insurer from altering in a manner adverse to the Landlord and any mortgagee or cancelling the coverage without first giving the Landlord thirty (30) days' prior written notice thereof; if the Tenant fails to take out and maintain in force such insurance, the Landlord may do so and pay the premiums and the Tenant shall pay the Landlord the amount of such premiums forthwith upon demand. If both the Landlord and the Tenant have claims to be indemnified under any such insurance, the indemnity shall be applied first to the settlement of the Landlord's claim and the balance, if any, to the settlement of the Tenant's claim;

 .c2.(v)           Surrender on Termination

(v)      at  the  expiration  or  sooner  termination  of  the
                  Term,   to  deliver  up  possession  of  the
                  Premises  to  the  Landlord,  together  with
                  all  fixtures  or  improvements   which  the
                  Tenant is  required  or  permitted  to leave
                  therein  or  thereon,  free  of all  rubbish
                  and in a clean  and tidy  condition,  and to
                  deliver  to  the   Landlord   all  keys  and
                  security devices;

 .c2.(w)           Fire and Safety

(w)      the  Tenant  acknowledges  that  it may be or  become
                  desirable or  necessary  for the Landlord to
                  organize   and   co-ordinate    arrangements
                  within  the  Building  for the safety of all
                  tenants and  occupants  in the event of fire
                  or  similar  event,  and  the  Tenant,   its
                  employees,  servants,  agents  and  invitees
                  shall co-  operate  and  participate  in any
                  fire drills,  evacuation  drills and similar
                  exercises  as may be arranged  or  organized
                  by the  Landlord  from time to time,  and to
                  hold   the   Landlord   harmless   from  any
                  personal   or  material   loss,   damage  or
                  injury arising therefrom;  and,

 .c2.(x)           Energy Conservation

(x)      to   co-operate   with  the  Landlord  in  conserving
                  energy  of all  types  in the  Building  and
                  the  Project,  including  complying  at  the
                  Tenant's   own  cost  with  all   reasonable
                  requests  and demands of the  Landlord  made
                  with the view to  energy  conservation;  any
                  reasonable  capital   expenditures  made  by
                  the   Landlord   in  an  effort  to  promote
                  energy   conservation   shall  be  added  to
                  Operating    Costs   in   the   Year    such
                  expenditures are incurred.

 .c.SECTION 11     Quiet Enjoyment

11. The Landlord covenants with the Tenant for quiet enjoyment.

 .c.SECTION 12     Landlord's Covenants

12. The Landlord further covenants with the Tenant as follows:

 .c2.(a)           Heating and Air-Conditioning

(a)      to  provide  heating of the  Premises  and to operate
                  the    air-conditioning    and   ventilating
                  equipment  (collectively,   "HVAC  Service")
                  to  an  extent   sufficient  to  maintain  a
                  reasonable   temperature   therein   at  all
                  times  during  the hours  from 7:00 a.m.  to
                  7:00  p.m.   Monday   through   Friday  (but
                  excluding  Saturdays,   Sundays,  public  or
                  statutory  holidays  and Boxing  Day) ("HVAC
                  Hours")  and,  subject  to  payment  by  the
                  Tenant to the  Landlord as  Additional  Rent
                  of all costs and  expenses  attributable  to
                  or in respect  thereof,  outside  HVAC Hours
                  (subject as  hereinafter  provided),  except
                  in  each   case   during   the   making   of
                  repairs;  charges for HVAC  Service  outside
                  HVAC  Hours,  as of the  date of this  Lease
                  (and  subject  to  increase  in   accordance
                  with  actual  increases  in cost),  are at a
                  rate of  between  $10.00 and $45.00 per hour
                  per  floor   depending   on  the  number  of
                  tenant floors  utilizing such service,  plus
                  $5.00   per   hour   per   floor   for  fan;
                  notwithstanding    the    foregoing,    HVAC
                  Service   shall  not  be  used  or  provided
                  outside  HVAC  Hours  in or to the  computer
                  and  operations   centre  in  the  Premises;
                  should  the  Landlord  default  in so doing,
                  the   Landlord   shall  not  be  liable  for
                  direct,  indirect or  consequential  damages
                  of  any  kind  or   damages   for   personal
                  discomfort  or  illness  by  reason  of  the
                  operation   or    non-operation    of   such
                  equipment or otherwise;

 .c2.(b)  Taxes

(b)      to pay or  cause to be paid any  Taxes,  the  payment
                  of which is not the responsibility of the Tenant under this Lease;

 .c2.(c)  Elevator

(c)      to  furnish,  except  when  repairs  are being  made,
                  passenger  elevator  service  during  Normal
                  Business   Hours   and   limited    elevator
                  service at other  times;  operator  less and
                  automatic    elevator    service   if   made
                  available    shall   be   deemed    elevator
                  service;  and to permit  the  Tenant and its
                  employees,  invitees  and  persons  lawfully
                  requiring  communication  with  them to have
                  free  use  of  such   elevator   service  in
                  common with others;

 .c2.(d)  Access

(d)      to  permit  the  Tenant  and  its  employees  and all
                  persons  lawfully  requiring   communication
                  with them,  in common with  others  entitled
                  thereto,  to  have  the  use  during  Normal
                  Business  Hours and,  subject to  compliance
                  with  the  Landlord's  security  system  and
                  procedures   for   the   Building,   outside
                  Normal  Business  Hours,  of the  entrances,
                  stairways,   corridors,  and  halls  in  the
                  Building leading to the Premises;

 .c2.(e)  Washrooms

(e)      to permit  the  Tenant  and its  employees,  invitees
                  and     persons      lawfully      requiring
                  communication   with  them  in  common  with
                  others   entitled   thereto   to   use   the
                  washrooms in the Building which may be designated for the Premises;

 .c2.(f)  Janitor Services

(f)      to provide  janitorial  and cleaning  services to the
                  Premises in  accordance  with normal  office
                  cleaning   standards  and  intervals  for  a
                  building  of  similar   age  and   location;
                  provided,  however,  that all  draperies and
                  carpeting in the  Premises  shall be cleaned
                  and   maintained   by  the   Tenant  at  its
                  expense.  The Tenant  acknowledges  that the
                  Landlord    will   be    relieved   of   its
                  obligations hereunder if:

                  (i)      access to any part of the  Premises
                           is denied to any  person or persons
                           employed   or   retained   by   the
                           Landlord     to    perform     such
                           functions;  or

                  (ii)     the  Tenant   does  not  leave  the
                           Premises  in  a   reasonably   tidy
                           condition  at the end of  each  day
                           in order to  assist  the  Landlord,
                           its  employees  and  agents  in the
                           performance   of  their   work  and
                           duties.

The  Landlord  shall  not  be  responsible   for  any  act  or
omission on the part of any person or persons employed or retained to perform such work or for any loss thereby sustained by the Tenant, its employees, agents, or invitees; and

 .c2.(g)           Insurance

(g)      to  take  out  and  keep in  full  force  and  effect
                  throughout the Term, in amounts such as would be carried by a prudent owner, the following:

                  (i)      "all  risks"  insurance  and  where
                           applicable,  boiler  and  machinery
                           insurance,  on  real  and  personal
                           property   of   the   Landlord   or
                           property  for  which it is  legally
                           responsible      comprising     and
                           incidental   to  the   Project  but
                           specifically      excluding     any
                           property  with respect to which the
                           Tenant   and  other   tenants   are
                           obligated  to  insure  pursuant  to
                           their respective leases;

         (ii)     public   liability   and   property   damage
                           insurance   with   respect  to  the
                           Landlord's    operations   in   the
                           Project;  and

                  (iii)    such other  forms of  insurance  as
                           the Landlord or its  mortgagee  may
                           reasonably  consider advisable from
                           time to time.

         If the Tenant so requests,  the Landlord  agrees that
                  all  property  damage   insurance   policies
                  written  on  behalf  of  the   Landlord  and
                  applicable  to the Building  shall contain a
                  waiver of any  subrogation  rights which the
                  Landlord's  insurers  may have  against  the
                  Tenant  and those for whom the  Tenant is in
                  law    responsible    provided    that   the
                  Landlord's   insurers   grant  such  waiver.
                  The  Tenant  covenants  and agrees to pay to
                  the    Landlord    any   increase   in   the
                  Landlord's   insurance   premiums  resulting
                  from the Landlord obtaining such waiver of subrogation rights in favour of the Tenant and such increase in cost shall be payable by the Tenant as Additional Rent on demand.


 .c.SECTION 13     Leasehold Improvements and Fixtures

13.      (a)      The  Tenant  may  remove  its  fixtures  and
                  chattels  if and only if all rent and  other
                  charges  due  or to  become  due  are  fully
                  paid.  If the  Tenant  does not  remove  its
                  fixtures  and  chattels  prior to the expiry
                  or  earlier  termination  of the Term,  such
                  fixtures and chattels  shall,  at the option
                  of the  Landlord,  become  the  property  of
                  the  Landlord  and may be  removed  from the
                  Premises  and  sold  or  disposed  of by the
                  Landlord   in  such   manner   as  it  deems
                  advisable.

         (b) All Leasehold Improvements shall be the Landlord's property upon the termination of this Lease without compensation therefor to the Tenant and shall not be
                  removed   from  the  Premises  at  any  time
                  either during or after the Term except as hereinafter provided.

                  Notwithstanding anything herein contained:

                  (i)      the  Landlord  shall  be  under  no
                           obligation  to  replace,  repair or
                           maintain  Leasehold   Improvements;
                           and

                  (ii)     on or before  the date of expiry of
                           the  Term  or,  in the  case  of an
                           earlier  termination  of the  Term,
                           by no later  than 45 days after the
                           date    the    Landlord    recovers
                           possession  of  the  Premises,  the
                           Tenant  shall,  at its  sole  cost,
                           complete  all   Restoration   Work,
                           unless    the    Landlord     shall
                           otherwise    require   by   written
                           notice  given  by the  Landlord  to
                           the  Tenant  no later  than 30 days
                           prior to the date of  expiry of the
                           Term or, in the case of an  earlier
                           termination  of the Term,  no later
                           than 15 days  after  the  date  the
                           Landlord  recovers   possession  of
                           the  Premises,  and if such  notice
                           is  given  by the  Landlord  to the
                           Tenant,  the  Tenant  shall  comply
                           with  the  Landlord's  requirements
                           set forth  therein  for  completion
                           of  Restoration   Work  within  the
                           applicable  time  period  set forth
                           herein.

         (c) The Tenant shall provide to the Landlord upon request copies of all drawings, plans and specifications and other relevant information in the Tenant's possession or control concerning the Leasehold Improvements in the Premises. The Tenant shall at its own expense repair any damage caused to the Building by the
                  installation,   use   or   removal   of  the
                  Leasehold  Improvements  or  trade  fixtures
                  and  all  Restoration  Work,  and  all  such
                  work  shall  be  done  by   contractors   or
                  workmen approved by the Landlord, acting reasonably,shall be subject to inspection by and supervision of the Landlord and shall be performed in accordance with all laws and any rules or regulations imposed by the Landlord, acting reasonably, and in a good and workmanlike manner.

         (d) The Tenant shall pay compensation to the Landlord for each day after the date of expiry or earlier termination of the Term until the completion of the work to be completed by the Tenant pursuant to this
                  Section  13 at a rate  equal  to 150% of the
                  per  diem   aggregate   of  Basic  Rent  and
                  Additional  Rent  payable  during  the  last
                  month   preceding   the  expiry  or  earlier
                  termination  of  the  Term,   which  sum  is
                  agreed by the parties to be a reasonable estimate of the damages suffered by the Landlord for loss of use of the Premises.

         (e) If the Tenant fails to complete any work referred to in this Section 13 within the period specified, the Landlord shall have the right (but shall not be obligated) to perform or cause to be performed such work in accordance with Section 24.

         (f) For greater certainty, the Tenant's covenants and obligations under this
                  Section  13  shall  survive  and  remain  in
                  full  force and  effect  and  binding on the
                  Tenant   notwithstanding   the   expiry   or
                  earlier termination of the Term.

 .c.SECTION 14     Damage or Destruction

14.      (a)      If the  Premises or any portion  thereof are
                  damaged or  destroyed  by fire or by another
                  casualty  against  which the  Landlord is or
                  is required  hereunder  to be insured,  rent
                  shall  abate  in  proportion  to the area of
                  that portion of the Premises  which,  in the
                  reasonable  opinion  of  the  Landlord,   is
                  thereby rendered unfit for the purposes of the Tenant until the earlier of the:

                  (i)      date   on   which   no    insurance
                           proceeds   are   available  to  the
                           Landlord  under  its loss of rental
                           income   insurance    coverage   in
                           respect of the Premises; and

                  (ii)     the   Premises   are  repaired  and
                           rebuilt (as hereinafer defined),

                  and,  subject  as  hereinafter  provided  in
                  this  Section 14, the  Landlord  agrees that
                  it will  with  reasonable  diligence  repair
                  and rebuild  the  Premises.  The  Landlord's
                  obligation   to  rebuild   and  restore  the
                  Premises  shall not include  the  obligation
                  to rebuild,  restore,  replace or repair any
                  chattel,  fixture,   Leasehold  Improvement,
                  installation,   addition  or   partition  in
                  respect of which the  Tenant is to  maintain
                  insurance   under  Section  10(u),   or  any
                  other  thing  that  is the  property  of the
                  Tenant (in this clause  collectively  called
                  "Tenant's   Improvements");   the   Premises
                  shall be deemed  repaired  and  rebuilt  and
                  fit  for  the  Tenant's  purposes  when  the
                  Landlord's  Architect  certifies  that  they
                  have   been   substantially   restored   and
                  rebuilt  to  the  point   where  the  Tenant
                  could   occupy   them  for  the  purpose  of
                  rebuilding,    restoring,    replacing    or
                  repairing  the  Tenant's  Improvements;  the
                  issuance  of  the   certificate   shall  not
                  relieve the  Landlord of its  obligation  to
                  complete the rebuilding  and  restoration as
                  aforesaid   (and   subject  as   hereinafter
                  provided  in  this   Section  14),  but  the
                  Tenant  shall  forthwith  after  issuance of
                  the   certificate    proceed   to   rebuild,
                  restore,  replace  and repair  the  Tenant's
                  Improvements,    and   the   provisions   of
                  Section  10(m)  shall  apply  to such  work,
                  mutatis mutandis.

(b)      Notwithstanding Section 14(a):

                  (i)      if  the  Premises  or  any  portion
                           thereof  are  damaged or  destroyed
                           by any cause  whatsoever and cannot
                           in the  reasonable  opinion  of the
                           Landlord's  Architect be rebuilt or
                           made  fit for the  purposes  of the
                           Tenant as aforesaid  within  ninety
                           (90)   days   of  the   damage   or
                           destruction; or

                  (ii)     if the  cost (as  estimated  by the
                           Landlord)  of  such  rebuilding  or
                           making  fit  the  Premises  exceeds
                           the proceeds of insurance  actually
                           made  or to be  made  available  to
                           the Landlord for such purpose,

the Landlord instead of rebuilding or making the Premises fit for the Tenant may, at its option, terminate this Lease by giving to the Tenant within thirty (30) days after such damage or destruction notice of termination and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver up possession of the Premises to the Landlord.

(c)      Irrespective  of whether the  Premises or any portion
                  thereof   are   damaged  or   destroyed   as
                  aforesaid,  in the  event  that  twenty-five
                  per cent  (25%) or more,  as  determined  by
                  the   Landlord,    of   the   Project,   the
                  Building,   or  any  other  single  building
                  included within the Project is damaged or destroyed by any cause whatsoever, and if:

                  (i)      in the  reasonable  opinion  of the
                           Landlord's  Architect,   such  area
                           cannot be  rebuilt  or made fit for
                           the   purposes   of   the   tenants
                           thereof   within  one  hundred  and
                           eighty  (180)  days of such  damage
                           or destruction; or

                  (ii)     the  cost  (as   estimated  by  the
                           Landlord) of  rebuilding  or making
                           fit such area  exceeds the proceeds
                           of  insurance  actually  made or to
                           be made  available  to the Landlord
                           for such purpose,

the Landlord may at its option terminate this Lease by giving to the Tenant within thirty (30) days after such damage notice of termination requiring vacant possession of the Premises sixty (60) days after delivery of the notice of termination and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date on which vacant possession is given and the Tenant shall deliver up possession of the Premises to the Landlord in accordance with such notice of termination.

         (d) Notwithstanding Section 14(a), if this Lease is not terminated in accordance with
                  Section  14(b) or  14(c),  in  repairing  or
                  rebuilding   in  the   event  of  damage  or
                  destruction,   the  Landlord  shall  not  be
                  obligated  to expend  more  than the  amount
                  of   insurance    proceeds   actually   made
                  available  to the  Landlord  for the purpose
                  of  such  repair  or   rebuilding,   and  in
                  effecting such repairs and  rebuilding,  the
                  Landlord   shall  be  entitled  to  vary  or
                  alter the design and materials from those originally used.

 .c.SECTION 15     Injuries, Loss and Damage

15. Except, in respect only of loss, damage or injury (including death) not covered by insurance maintained or required pursuant to Section 10(u) to be maintained by the Tenant, to extent that any such loss, damage or injury (including death) is caused, or to the extent contributed to, by the negligent or wilful acts or omissions of the Landlord or those for whom it is in law responsible, and then only to the extent that the Landlord is or is required hereunder to be insured in respect of such loss, damage or injury (including death), the Landlord shall not be responsible in any way for any injury to any person (including death) or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Premises or to their respective invitees, licensees, agents, servants or other persons from time to time attending at the Premises while such person or property is in or about the Lands, the Premises, the Building, the Project, or any areaways, parking areas, lawns, sidewalks, steps, truckways, platforms, corridors, stairways, elevators, or escalators in connection therewith, including without limiting the foregoing, any loss of or damage to any property caused by theft or breakage, or by steam, water, rain or snow or for any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by any other tenant of premises in the Building or the Project or for any other loss whatsoever with respect to the Premises, goods placed therein or any business carried on therein.

 .c.SECTION 16     Impossibility, Unavoidable Delays

16. Whenever and to the extent the Landlord is unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law, regulation, by-law or order or by reason of any other cause beyond its reasonable control, whether of the same nature as the foregoing or not, the Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the rent or other monies payable hereunder by reason of any such failure or cause.

 .c.SECTION 17     Re-Entry

17. PROVISO for re-entry by the said Landlord on non-payment of rent or non-performance of covenants.

 .c.SECTION 18     Bankruptcy, etc.

18. Provided further that in case without the written consent of the Landlord, the Premises shall be used by any other person than the Tenant or for any other purpose than that for which the same were let or in case the Premises shall be vacated or remain unoccupied for fifteen
(15) days, or in case the Term or any of the goods and chattels of the Tenant located in the Premises shall be at any time seized in execution or attachment by any creditor of the Tenant or the Tenant shall make any assignment for the benefit of creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or, if the
Tenant is a corporation and any order shall be made for the winding-up of the Tenant, or other termination of the corporate existence of the Tenant, then in any such case this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void and the then current month's rent and the next(ensuing three (3) months' rent (including in both cases all other amounts payable as Additional Rent) shall immediately become due and be paid and the Landlord without prejudice to any claim for damages for any antecedent breach of covenant, may re-enter and take possession of the Premises as though the Tenant or other occupant or occupants of the Premises was or were holding over after the expiration of the Term without any right whatever.

 .c.SECTION 19     Distress

19. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

 .c.SECTION 20     Entry As Agent

20. The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to enter the Premises as the agent of the Tenant, either by force or otherwise, and to re-let the Premises as the agent of the Tenant and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property on the Premises and to sell the same at public or private sale without notice and to apply the proceeds of such sale and any rent derived from re-letting the Premises upon account of the rent under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any, for the remainder of the Term as if such re-entry had not been made less the actual amount received by the Landlord after such re-entry in respect of any re-letting applicable to the remainder of the Term. The Tenant shall also reimburse the Landlord for all reasonable legal and other costs incurred as a result of such re-entry and re-letting.

 .c.SECTION 21     Right of Termination

21. The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to determine forthwith this Lease and Term by leaving upon the Premises notice in writing of its intention so to do and thereupon rent and any other payments for which the Tenant is liable under the Lease shall be computed, apportioned and paid in full to the date of such determination of this Lease and the Tenant shall immediately deliver up possession of the Premises to the Landlord, and the Landlord may re-enter and take possession of the same.

 .c.SECTION 22     Non-Waiver

22. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only by express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

 .c.SECTION 23     Overholding

23. If the Tenant shall continue to occupy all or part of the Premises after the expiration of this Lease with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at a basic monthly rental equal to one hundred and fifty percent (150%) of the annual rental payable during the last year of this Lease and otherwise on the terms and conditions herein set out except as to length of tenancy.

 .c.SECTION 24     Landlord Performing Tenant's Covenants
24. If the Tenant fails to perform or cause to be performed any of the covenants or obligations of the Tenant herein, the Landlord shall have the right (but shall not be obligated) to perform or cause to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including, without limiting the foregoing, the right to make repairs, installations and erections and expend monies) and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord forthwith upon demand.

 .c.SECTION 25     Payments to Landlord

25.      (a)      All  payments  to  be  made  by  the  Tenant
                  under  this  Lease  shall  be  made  at such
                  place  or   places  as  the   Landlord   may
                  designate in writing, and to the Landlord or to such agent of the Landlord as the Landlord shall from time to time direct.

         (b) The Tenant shall pay the Landlord interest on all overdue rentals including Basic Rent and Additional Rent or other amounts, all such interest to be calculated and compounded monthly from the date upon which the amount is first due or demanded until actual payment thereof and at a rate per annum equal to Bank of Montreal's prime commercial lending rate of interest in effect in Canada from time to time plus five percent (5%).

         (c) Notwithstanding anything to the contrary contained in this Lease, in order to cover the extra expense involved in handling delinquent payments, the Tenant, at the Landlord's sole option, and in addition to interest as aforesaid, shall pay a "late charge" of $25.00 when any instalment of Basic Rent or Additional Rent is received at the place for payment designated by the Landlord more than five (5) days after the due date thereof. It is hereby understood that such late charge is charged as
                  Additional  Rent,  and not as a  penalty  or
                  interest,  for the purpose of defraying  the
                  Landlord's   expenses   incidental   to  the
                  processing of such overdue payments.

         (d) Upon request by the Landlord, the Tenant shall forthwith forward to the Landlord (or as it may direct) twelve (12) post-dated cheques in the amounts equal to the sum of the monthly Basic Rent and the estimated monthly instalment of the Tenant's Proportionate Share of Taxes, the
                  Tenant's  Proportionate  Share of  Operating
                  Costs   and   utility   charges   determined
                  pursuant to  Sections 6, 7 and 10(b)  hereof
                  for  each of the  twelve  (12)  months  next
                  following.  In the  alternative,  the Tenant
                  may  elect  to  provide  to the  Landlord  a
                  pre-authorized    debit   form   to   permit
                  automatic  debiting of the Tenant's  account
                  with its banker for  monthly  Basic Rent and
                  Additional  Rent charges as  aforesaid.  The
                  Tenant   agrees   to   provide   replacement
                  authorizations  from  time  to  time  as the
                  monthly  amounts  of  either  monthly  Basic
                  Rent or  Additional  Rent change  during the
                  Term  forthwith  upon  notice of such change
                  being   given   to   the   Tenant   by   the
                  Landlord.  The  Tenant  agrees  to make  all
                  other   Additional   Rent  payments  to  the
                  Landlord    by    cheque    at   the   times
                  contemplated  by the  terms  of this  Lease.
                  If  and  for  so  long  as  the   Tenant  is
                  Applied Communications Canada, Inc. or an affiliate thereof to which this Lease has been assigned in compliance with Section 10(e) or a corporation resulting from an amalgamation as referred to in subsection 10(e)(ii), the provisions of this Section 25(d) shall not apply.

 .c.SECTION 26     Legal Costs

26.             The   Tenant   shall  pay  to  the   Landlord,
forthwith upon demand, all reasonable legal fees, on a solicitor and his own client basis, incurred by the Landlord for the enforcement of any rights of the Landlord under this Lease, or in the enforcement of any of the provisions of this Lease, or in the obtaining of possession of the
Premises, or for the collection of any monies from the Tenant, or for any advice with respect to any other matters related to this Lease. The Landlord shall pay to the Tenant all reasonable legal fees, on a solicitor and his own client basis, incurred by the Tenant as a result of the default of the Landlord under the terms of this Lease.

 .c.SECTION 27     Registration

27. The Tenant covenants and agrees with the Landlord that the Tenant will not register this Lease in this form in the Registry Office or the Land Titles Office.

 .c.SECTION 28     Mortgages

28.               At the  option of the  Landlord,  this Lease
shall be subject and subordinate to any and all mortgages, charges and deed of trust, which may now or at any time hereafter affect the Premises in whole or in part, or the Lands, the Building or the Project in whole or in part, whether or not any such mortgage, charge or deed of trust affects only the Premises or the Lands, the Building or the Project or affects other premises as well. On request at any time and from time to time of the Landlord or of the mortgagee, chargee or trustee under any such mortgage, charge or deed of trust, the Tenant shall promptly, at no cost to the Landlord or mortgagee, chargee or trustee:

(a)      attorn to such  mortgagee,  chargee  or  trustee  and
                  become  its  tenant of the  Premises  or the
                  Tenant  of the  Premises  of  any  purchaser
                  from such  mortgagee,  chargee or trustee in
                  the event of an  exercise  of any  permitted
                  power   of  sale   contained   in  any  such
                  mortgage, charge or deed of trust for the then unexpired residue of the Term on the terms herein contained, and/or

         (b) postpone and subordinate this Lease to such mortgage, charge or deed of trust to the intent that this Lease and all right, title and interest of the Tenant in the Premises shall be subject to the rights of such mortgagee, chargee or trustee as fully  as if such  mortgage  charge  or deed
                  of trust had been  executed  and  registered
                  and  the  money  thereby  secured  had  been
                  advanced   before  the   execution  of  this
                  Lease (and notwithstanding any authority or consent of such mortgagee, chargee or trustee, express or implied, to the making of this Lease).

                  Any  such  attornment  or  postponement  and
subordination shall extend to all renewals, modifications, consolidations, replacements and extensions of any such mortgage, charge or deed of trust and every instrument supplemental or ancillary thereto or in implementation thereof. The Tenant shall forthwith execute any instruments of attornment or postponement and subordination which may be so requested to give effect to this Section.

                  Upon written request by, and at the sole cost and expense of, the Tenant, the Landlord agrees to use reasonable efforts to obtain from any present or future mortgagee, chargee or trustee holding a mortgage, charge or deed of trust on the Premises, the Lands, the Building or the Project to which this Lease is postponed or subordinate, a non-disturbance agreement in favour of the Tenant in a form acceptable to such mortgagee, chargee or trustee.

 .c.SECTION 29     Assignment by Landlord

29. If the Landlord sells or leases the Lands, the Project or the Building or any part thereof, or assigns this Lease, and to the extent that the purchaser, lessee or assignee is responsible for compliance with the covenants and obligations of the Landlord hereunder, the Landlord without  further  written  agreement  will be  discharged  and
relieved   of   liability   under  the  said   covenants   and
obligations.

 .c.SECTION 30     Relocation

30. The Landlord shall have the right, at any time and from time to time before and during the Term and any renewal of this Lease, to change the location of the Premises from the location described in this Lease to another location anywhere else in the Building, provided that:

                  (a)      the  relocated  Premises are in all
                  material   respects    comparable   to   the
                  original Premises;

                  (b)      notwithstanding   such  relocation,
                  the Premises shall remain contiguous and on adjacent floors;

                  (c)      the Landlord  shall give the Tenant
                  reasonable notice of such relocation; and

                  (d)      the  Landlord  shall at its expense
                  improve   the   relocated   Premises   to  a
                  similar quality and character as that of the original Premises and shall reimburse the Tenant for all reasonable direct or indirect costs incurred by the Tenant by reason of the relocation.

                  All terms and conditions of this Lease shall apply to the relocated Premises for the remainder of the Term.

 .c.SECTION 31     Effect of Lease

31.               This   indenture   and   everything   herein
contained   shall   extend  to  and  bind  and  may  be  taken
advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be, of each and every of the parties hereto, subject to the granting of consent by the Landlord as provided herein to any assignment or sub-lease, and where there is more than one Tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

 .c.SECTION 32     Interpretation of Lease

32. All of the provisions contained in this Lease are to be construed as covenants and agreements and if any provision is illegal or unenforceable, it shall be considered separate and severable from the remaining provisions, which shall remain in force and be binding upon the Landlord and the Tenant.

                  This  Lease   contains  all  the  covenants,
promises, agreements, conditions and understandings between the Landlord and the Tenant concerning the Premises. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Landlord or the Tenant unless reduced to writing and signed by both of them.

 .c.SECTION 33     Time of Essence

33.               Time shall be of the essence of this Lease.

 .c.SECTION 34     Law

34.               This  Lease   shall  be   governed   by  and
construed in accordance with the laws of the Province of Ontario.

 .c.SECTION 35     Notice

35. Any notice required or contemplated by any provision of this Lease shall be given in writing enclosed in a sealed envelope addressed, in the case of notice to the Landlord, to the address of the Landlord set forth in
Section 1(a)(ii), and in the case of notice to the Tenant, to the address of the Tenant set forth in Section 1(b)(ii), and mailed in the Province of Ontario, registered and postage prepaid provided that there is no actual or contemplated disruption of mail services at the time of such mailing. The time of giving of such notice shall be conclusively deemed to be the second business day after the day of such mailing provided that there is no disruption of mail services at the time of such mailing. Such notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant, to him personally or to an officer or employee of the Tenant, if the Tenant is a corporation or by leaving such notice addressed to the Tenant on the Premises. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that the Landlord may, by notice to the Tenant, from time to time designate another address in Canada to which notices mailed to the Landlord more than ten
(10) days thereafter shall be addressed.

 .c.SECTION 36     Expansion, Alteration

36. The Landlord shall have the right, upon reasonable prior notice to the Tenant (which notice, notwithstanding Section 35, need not be in writing and may be given orally to management at the Premises, and except in the case of emergency, when no notice shall be required), to enter into the Premises and to bring its workmen and materials thereon to make additions, alterations, improvements, installations and repairs to the Lands, the Building, the Project and the common areas and services thereof as such may exist from time to time. The Landlord may cause such reasonable obstructions and interference with the use and enjoyment of the Lands, the Building and the Project, and the Premises as may be necessary for the purposes aforesaid and may interrupt or suspend the supply of electricity, water or other utilities or services when necessary and until the additions, alterations, improvements, installations or repairs have been completed, and there shall be no abatement in rent nor shall the Landlord be liable by reason thereof, provided all such work is done as expeditiously as reasonably possible. The Landlord shall have the right to use, install, maintain and repair pipes, wires, ducts, shafts or other installations in, under or through the Premises for or in connection with the supply of any services to the Premises or any other premises in the Building or the Project. Without limiting the foregoing the Landlord shall be permitted to allow Unitel Communications Company, its successors and assigns ("Unitel") to leave in the Premises upon vacating the same, and to use during the Term, Unitel's interfloor cabling system, and each of the Landlord and Unitel shall have the rights set forth in this Section 36, upon and subject to the terms and conditions herein contained, with respect to the use, operation, maintenance, repair and replacement of such interfloor cabling system.

                  Without   limiting   the   foregoing,    the
Landlord hereby reserves the right at any time and from time to time to make changes or revisions in its plans for the Lands, the Building, or the Project, including additions to, subtractions from, or rearrangements of the building areas, walkways, parking areas or driveways, tunnels, roadways and covered parking garages, and particularly the right to construct other buildings and improvements on the Lands and within the Project. The Landlord shall have the right to enter into the Premises for such purposes, even during Normal Business Hours, without abatement of rent or any compensation to the Tenant. The Landlord shall have the right to specify the date on which any such changes to the Lands, the Building, or the Project become part of the Lands, the Building or the Project, as the case may be for all purposes.

                  The  Landlord  covenants  and  agrees to use
all   reasonable   efforts  to  minimize   disruption  of  the
Tenant's use and occupancy of the Premises in exercising its rights pursuant to this Section 36.

 .c.SECTION 37     Captions

37. The captions appearing in the margin of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope of meaning of this Lease or any of the provisions hereof.



                IN WITNESS WHEREOF the parties hereto have executed this Lease.



SIGNED, SEALED AND DELIVERED                     )
MARATHON REALTY COMPANY LIMITED
         in the presence of:                     )
                                                 )
                                                 )
                                                 )
                                                 )   By: L/S
Witness                                          )   Name:
                                                 )   Title:





SIGNED, SEALED AND DELIVERED                     )   APPLIED
COMMUNICATIONS CANADA, INC.
         in the presence of:                     )
                                                 )
                                                 )
                                                 )
                                                 )   By:
Witness                                          )   Name:
                                                 )   Title:
                                                 )
                                                 )   And:C/S
Witness                                          )   Name:
                                                 )   Title:

                                                     I
am/We are authorized to bind the Corporation

                         SCHEDULE "A"



                    FLOOR PLAN OF PREMISES

 .c.Schedule "A"            Floor Plan of Premises:
 .c.Schedule "B"            Site Plan of Project:
 .c.Schedule "C"            Legal Description of Lands:
 .c.Schedule "D"            Rules and Regulations:
 .c.Schedule "E"            Special Provisions:

                         SCHEDULE "B"



                          SITE PLAN

                         SCHEDULE "C"


                  LEGAL DESCRIPTION OF LANDS



PART A:  WELLINGTON STREET LANDS

Firstly: Part of Lots 9 and 10, North side of Simcoe Place, Town of York, and part of Blocks A and B, Plan 378, designated as Parts 7, 10, 15 and 16 on Reference Plan 63R-4544, City of Toronto, Municipality of Metropolitan Toronto.

Secondly: Part of Lots 8, 9, 10, 20, 22, 23 and 24, south side of Russell Square and part of Lots 6, 7, 8, 9, 10, 21, 22 and 23, north side of Simcoe Place, Town of York Plan; part of Lots 8 and 9, Plan 151; part of Blocks A, B and C, Plan 378; part of Blocks D and E and one foot reserve, Plan 525E, City of Toronto, Municipality of Metropolitan Toronto, all designated as Parts 2, 4, 6, 9, 11, 12 14 and 17 on
Reference Plan 63R-4544; save and except those premises in the City of Toronto, in the Municipality of Metropolitan Toronto consisting of Parts 2, 4, 6, 9, 11, 12, 14 and 17 on Reference Plan 63R-4544 to a depth of five feet above the upper limit of the Garage Protection System (which upper limit shall be no higher than the Canadian Geodetic Datum elevation of 84 metres, and more particularly described in a lease registered on October 31, 1989 as Instrument No. CA57678).

Thirdly:  Part of Lot 10,  north  side of Simcoe  Place,  Town of York Plan, designated as Part 2 on Reference Plan 63R-4597, City of Toronto, Municipality of Metropolitan Toronto; and part of Lots 14 and 15, Registered Plan 151, Part of Blocks C, D, E, F, G and Part of One Foot Reserve, Registered Plan 378, Part of Block E, Registered Plan 525E, Part of Lot 10 north side of Simcoe Place, Town of York Plan, Part of Lots 20 and 21 south side of Russell Square, Town of York Plan, all designated as Part 1 on Reference Plan 63R-4597.


PART B:  KING STREET LANDS


Part of Lots 20, 21 and 22, South side of Russell Square,
Town of York, and Part of Lot 9, Plan 151, all designated as
Part 3 on Reference Plan 63R-4544, City of Toronto,
Municipality of Metropolitan Toronto.

                         SCHEDULE "D"



                RULES AND REGULATIONS FORMING

                   PART OF THE WITHIN LEASE



1. The sidewalk, entry passages, elevators, patios, fire escapes and common stairways of the Building and the Project shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress to and from their respective premises. Tenants will not place or allow to be placed in the building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever that would tend to make them unclean or untidy.

2. The skylights and windows that reflect or admit light into passageways and common areas of the Building shall not be covered or obstructed by any of the tenants, and no awnings shall be put up, without the prior written consent of the Landlord.

3. The water-closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the tenant by whom or by whose agents, servants or employees the same is caused. Tenants shall not let the water run unless in actual use, nor shall they deface any part of the Building or the Project.

4. No tenant shall do or permit anything to be done in the Premises or bring or keep anything therein which will in any way increase the risk of fire, or obstruct or interfere with the rights of other tenants, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department or the Board of Health.

5. Tenants, their clerks or servants, shall not make or commit any improper noises on the Building or the Project, lounge about doors or corridors or interfere in any way with other tenants or those having business with them.

6.       Nothing  shall  be  thrown  by  the  tenants,   their
clerks or servants, out of windows or doors, or down the passages, elevator shafts or skylights of the Building or the Project.

7. No birds or animals shall be kept in or about the Premises nor shall the tenants operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises.

8.       No  one  shall   use  the   Premises   for   sleeping
apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

9.                The Landlord shall have the right:

(a)      to  require  all  persons  entering  or  leaving  the
                  Building  or the  Project  during such hours
                  as the  Landlord may  reasonably  determine,
                  to  identify  themselves  to a  watchman  by
                  registration   or   otherwise  to  establish
                  their right to enter or leave;

         (b)      to  exclude  or expel  any  pedlar or beggar
                  at  any   time   from  the   Premises,   the
                  Building or the Project; and

         (c) to institute, at the Landlord's option, a system whereby access to the Building or the Project, during such hours as the Landlord may reasonably determine, is only available by means of an identity card which may contain a photograph of the bearer, and if the Landlord institutes such system the Landlord shall make such cards available and the Tenant shall pay the Landlord the reasonable cost of such cards and photographs.

10. All tenants must observe strict care not to allow their suite doors or windows to remain open so as to admit rain or snow, or so as to interfere with the heating or air-conditioning of the Building or the Project. Any injury or damage caused to the Building or the Project or its appointments, furnishings, heating and other appliances, or to any other tenant or to the premises occupied by any other tenant, by reason of windows being left open so as to admit rain or snow, by interference with or neglect of the heating appliances or by reason of any other misconduct or neglect upon the part of a tenant or any other person or servant subject to it, shall be made good by the tenant in whose premises the neglect, interference or misconduct occurred.

11.               The  Tenant  shall  assist  and   co-operate
with the Landlord in preventing injury to the premises demised to them respectively.

12. No inflammable oils or other inflammable, radioactive, dangerous or explosive materials shall be kept or permitted to be kept in the Premises. Nothing shall be placed on the outside of window sills or projections.

13. Furniture, effects and supplies shall not be taken into or removed from the Building or the Premises, except at such time and in such manner as may be previously approved by the Landlord, which approval shall include permission to use entrances, doorways and freight elevators at certain times nor such purposes, and upon such terms
(including payment of any usual charges for the use of freight elevators) as the Landlord shall impose.

14. No bicycles or other vehicles shall be brought within the Building or the Project except in the parking garage, and then only in compliance with the rules and regulations as established and in force from time to time for the use of said parking garage.

15. Business machines, filing cabinets, heavy merchandise, or other articles liable to overload, injure or destroy any part of the Building or the Project shall not be taken into it without the prior written consent of the Landlord and the Landlord shall in all cases retain the right to prescribe the weight and proper position of all such articles and the times and routes for moving them into or out of the Building and the Project; the cost of repairing any damage done to the Building or the Project by such moving or by keeping any such articles on the Premises shall be paid by the Tenant.

16. The Tenant shall not change any locks nor place any additional lock upon any door of the Premises without the prior written consent of the Landlord. The Tenant shall be responsible for all locks and all keys to such locks and shall return all keys to the Landlord upon termination of the Lease.

17. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, heating, air-conditioning, mechanical or electrical apparatus or any other part of the Building or the Project.

18. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit the delivery of any food or beverage to the Premises without the prior written approval of the Landlord, except in either case as reasonably required for an employee cafeteria in the Premises, and shall not contravene any regulations fixed or to be fixed by the Landlord. Only persons authorized by the Landlord, acting reasonably, shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverage to the Premises.

19. The parking of vehicles in the parking areas designated by the Landlord shall be subject to the usual charges and reasonable regulations of the Landlord. The Landlord shall not be responsible for loss of or damage to said vehicles or anything contained therein.

20. The Tenant shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Premises, the Building or the Project except with the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed, and as it may direct. The Tenant shall be permitted to hang wall coverings, artwork and decorations on the interior walls of the Premises without the Landlord's consent.

21. The lining of all window drapes facing the interior surface of all windows shall be subject to the prior written approval of the Landlord as to colour and material and the Tenant shall not hang and will remove all draperies which in the Landlord's opinion do not conform to any uniform scheme of window coverings established for the Building. The Landlord may regulate, and the Tenant agrees to comply with the Landlord's instructions and regulations from time to time with respect to whether or not and at what times the windows, drapes and blinds shall be open or closed.

22.               The   Tenant   shall  at  the  end  of  each
business  day  leave  the   Premises  in  a  reasonably   tidy
condition for the purpose of allowing the performance of the Landlord's cleaning services.

23. The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care, cleanliness and appearance of the Premises, the Building and the Project, and for the preservation of good order therein, and the same shall be kept and observed by the tenants, their clerks and servants.

24.               No  public  or  private   auction  or  other
similar type of sale of any goods, wares or merchandise shall be conducted in or from the Premises.

25. No telephonic, telegraphic, electronic, wire service or other connections or electric wiring shall be made in places other than those designated by the
Landlord or without the authority of the Landlord, which will direct the electricians or other workmen as to where and how any wires or equipment are to be introduced and
without  any  such   directions,   no  boring  or  cutting  or
otherwise will be permitted.

26. Any alterations, additions or changes made in the partitions or divisions of the rooms during the currency of this Lease shall, if made at the request of the Tenant, be done at the expense of the Tenant, and shall be subject to the approval and direction of the Landlord.

27. The Tenant agrees to abide by the foregoing RULES AND REGULATIONS, which are hereby made a part of this Lease, including any Rules and Regulations bona fide made under section 23 of these Rules and Regulations, provided that no rule or regulation shall be promulgated or enforced in a manner that discriminates against the Tenant's lawful and proper use and occupation of the Premises in accordance with this Lease.

                         SCHEDULE "E"



                      SPECIAL PROVISIONS


1.                Sixth Floor Premises

                  The  Landlord  and  the  Tenant  acknowledge
that there are portions of the existing corridor serving the Tenant's Premises on the 6th floor which are unuseable in the Tenant's business. For purposes of calculation of Basic Rent, Operating Costs, Taxes and utility charges, the Rentable Area of the Premises will be deemed to be 400 square feet less than the final certified Rentable Area. Should the Tenant expand its Premises on the 6th floor, the reduction of 400 square feet shall be adjusted downward by the proportion of the unuseable corridor space which would become part of the expansion space.

2.                Tenant's Work and Tenant Inducement

                  The  Premises   shall  be  accepted  by  the
Tenant on an "as is" basis except as otherwise expressly provided in this paragraph and the Landlord shall not be required to do any work in respect thereof prior to delivering possession of the Premises to the Tenant, save and except the following work with respect to the sixth
(6th) floor Premises only to be completed by the Landlord at no cost to the Tenant:

                  I.       Construct   full  height  (slab  to
                           slab)  demising   wall,   insulated
                           with 6 mil.  vapour barrier and one
                           layer fire  rated  5/8"  drywall on
                           each  side,   finished   ready  for
                           painting by the Tenant;

                  II.      Install building  standard entrance
                           and exit doors;

                  III.     Construct  all common  corridors as
                           required,  finished  with  ceiling,
                           lighting and carpeting; and

                  IV.      Finish all walls in common  hallway
                           and  elevator  lobby in  compatible
                           vinyl or paint.

                  Any  additional   installations,   removals,
alterations, additions, partitions, repairs or improvements which are necessary to enable the Tenant to carry on its business on the Premises (the "Tenant's Work") shall be made, erected or installed (including design, co-ordination and construction thereof) at the sole cost of the Tenant, subject as hereinafter provided, and subject to and in accordance with the provisions of Section 10(m) of this Lease. The Tenant shall be permitted non-exclusive access to the seventh (7th) floor Premises on January 1, 1997 and to the sixth (6th) floor Premises on November 10, 1996 (subject as hereinafter provided in the paragraph next following) for the purpose of permitting the Tenant to carry out the Tenant's Work, provided that this Lease has been executed and delivered by the Landlord and the Tenant. As of, from and including the date on which the Tenant is granted such access, all of the terms and conditions of this Lease shall apply to and bind the Tenant, but Basic Rent, the Tenant's Proportionate Share of Taxes, the Tenant's Proportionate Share of Operating Costs, and utility charges pursuant to
Section 10(b) shall not be payable by the Tenant for and during the period prior to the Commencement Date.

                  The    provision    to   the    Tenant    of
non-exclusive access to the sixth (6th) floor Premises on November 10, 1996 is subject to the Landlord securing the agreement of the existing tenant thereof to vacate such sixth (6th) floor Premises prior to such date, failing which the Tenant shall be permitted non-exclusive access to the sixth (6th) floor Premises on the same basis as for the seventh (7th) floor Premises.

                  As an inducement to the Tenant to enter into this Lease, the Landlord shall pay to the Tenant, or to the extent, if any, by which the amount of such inducement exceeds the actual cost of the Tenant's Work credit against Basic Rent and Additional Rent as it becomes due hereunder, an amount equal to the product obtained by multiplying the sum of $16.00 by the certified Rentable Area of the Premises expressed in square feet, plus applicable goods and services tax on such amount exigible pursuant to Part IX of the Excise Tax Act (Canada).

                  Ninety percent (90%) of the amount of such inducement shall be due and payable by the Landlord upon, but not until, the occurrence or completion of all of the following:

         (a)      the  Tenant's   execution  and  delivery  of
                  this    Lease   and   any    acknowledgments
                  required;

         (b)      commencement of the Term;

         (c)      completion   of   all   Tenant's   Work   in
                  compliance   with  Section   10(m)  of  this
                  Lease;

         (d) commencement by the Tenant of the conduct of its business in all of the Premises; and

         (e)      the  delivery  to the  Landlord  of proof of
                  payment     of     Workers'     Compensation
                  assessments for all Tenant's contractors and sub-contractors.

The  Landlord  shall be  entitled  to hold  back  ten  percent
(10%) of the inducement amount until the occurrence or completion of all of the following:

         (f)      delivery to the Landlord of the following:

                  (i)      a  statutory   declaration   of  an
                           officer of the contractor  that has
                           performed  the  Tenant's  Work that
                           the contract  under which such work
                           was  performed  has been  completed
                           or  abandoned,  as those  terms are
                           defined   under  the   Construction
                           Lien Act, 1983 (the "Act");

                           and one of

                  (ii)     declarations  of last supply in the
                           form  prescribed  in the Act  given
                           by   officers   of   all   of   the
                           sub-contractors   employed  by  the
                           contractor  in its  performance  of
                           the Tenant's Work;

                           or

                  (iii)    a certificate  of completion in the
                           form   prescribed  in  the  Act  in
                           respect of the  subcontract of each
                           sub-contractor   employed   by  the
                           contractor  that has  performed the
                           Tenant's   Work,    together   with
                           evidence  of  delivery of a copy of
                           such     certificate     to     the
                           sub-contractor  in respect of whose
                           sub-contract it was given;

         (g) the expiry of the periods pursuant to the Act within which workmen, materialmen, contractors or suppliers in connection with completion of the Tenant's Work may file a claim for lien for unpaid work or service performed or material supplied, provided no claim for lien for unpaid work or service performed or material supplied has been filed, and if such liens have
                  been  filed,   then  only  upon  such  liens
                  being released and vacated; and

         (h) receipted and paid invoices, verifying the actual cost of the Tenant's Work.

                  Further,    neither   the   initial   ninety
percent (90%) nor the final ten percent (10%) of the inducement shall be due and payable if, at the time it is otherwise payable, the Tenant is in default under this Lease, or the Landlord has re-entered or become entitled to do so, or the Landlord has distrained, or the Tenant has become bankrupt, or any right, title or interest in such payment has been assigned, voluntarily or otherwise, to anyone other than the Tenant. The Landlord may deduct from the amount of any portion of the inducement any arrears of Basic Rent and Additional Rent outstanding as of the date on which such portion of the inducement is payable or to be credited by the Landlord.

                  At  the  time  the  inducement  is  paid  or
credited to the Tenant in full or at any time thereafter, upon request by the Landlord, the Tenant shall execute and deliver to the Landlord a written acknowledgment in a form satisfactory to the Landlord and the Tenant, each acting reasonably, that the inducement has been so paid and credited and that all of the Landlord's obligations under this clause 2 have been fully performed and thereafter this Lease shall be deemed to have been amended by deleting this clause 2 therefrom.

                  If the Landlord fails to pay either the initial ninety percent (90%) or the remaining ten percent (10%) of the inducement to the Tenant within five (5) days after receipt by the Landlord from the Tenant of notice of default in payment of such portion of the inducement on the date on which it is due and payable in accordance with the foregoing provisions, the Tenant shall have the right to set off against Basic Rent and Additional Rent next becoming due hereunder the amount of the inducement payable but not paid by the Landlord.


3.                Deposit

                  The Landlord acknowledges receipt by the Landlord's agent, Colliers Macaulay Nicolls (Ontario) Inc., in trust, a deposit in the amount of $50,000.00 which shall be held in an interest-bearing account for the Tenant and paid to the Landlord and applied, together with interest, on account of Basic Rent and Additional Rent first becoming due hereunder.


4.                Parking

                  The  Tenant  shall be  entitled  during  the
Term to have  the use of up to  nine  (9)  unreserved  and six
(6) twenty-four (24) hour reserved parking spaces in the parking garage of the Project. The Tenant shall provide written notice to the Landlord prior to the Commencement Date as to the number of parking spaces to which it commits for the Term. The Tenant shall initially pay to the Landlord or its parking contractor or agent, as directed, for the use of such parking spaces and as Additional Rent, the sum of $160.00 per month for each unreserved space and $250.00 per month for each reserved space (taxes included in each case), which sums shall be adjusted from time to time to the then current monthly rates charged by the Landlord or its parking contractor or agent for unreserved and reserved parking spaces in such parking garage. The use of such parking spaces shall be subject to the rules and regulations prescribed by the Landlord, its contractor or agent from time to time for parking in the parking garage. The Tenant shall execute and deliver the Landlord's standard parking agreement, subject to those amendments reasonably requested by the Tenant, for such unreserved and reserved parking spaces.


5.                Early Termination by Tenant

                  Provided  that,  and  for so long  only  as,
the Tenant pays the rents and performs each and every of the covenants, conditions and agreements herein reserved and contained and on the part of the Tenant to be paid and performed and is not and has not been in default in respect of any of the same, the Tenant shall have the right to terminate this Lease effective as of the sixth (6th) anniversary of (i) the Commencement Date (if the Commencement Date is the first day of a calendar month), or
(ii) the last day of the month in which the Commencement Date occurs (if the Commencement Date is not the first day of a calendar month), (the "Termination Date"), such right to be exercised by the Tenant giving to the Landlord written notice of such termination not less than twelve (12) months prior to the Terminate Date. The Tenant shall deliver to the Landlord not less than ten (10) days prior to the earlier of the Termination Date and the date on which the Tenant intends to vacate the Premises, as a termination fee, a bank draft or certified cheque payable to the Landlord in the amount equal to the product obtained by multiplying the sum of $18.50 by the number of square feet comprised in the Rentable Area of the Premises.

                  If  the  Tenant   exercises  such  right  of
termination, this Lease shall be terminated as of, from and including the Termination Date, Basic Rent and Additional Rent shall be adjusted and paid by the Tenant to the
Termination  Date,  and the  Tenant  shall,  on or before  the
Termination Date, surrender and vacate the Premises in accordance with all of the provisions of this Lease applicable at the expiration of the Term.

6.                Renewal

                  If the  Tenant  pays the rents and  performs
each and every of the covenants, conditions and agreements herein reserved and contained and on the part of the Tenant to be paid and performed and is not in material default in respect of any of the same, and provided that the Tenant is Applied Communications Canada, Inc., an affiliate thereof to which this Lease has been assigned in compliance with subsection 10(e)(i) or a corporation resulting from an amalgamation as referred to in subsection 10(e)(ii), and is itself in possession of and occupying and conducting its business in the whole of the Premises, this Lease has not been assigned and neither the whole nor any part of the Premises has been subleased by the Tenant, and there has not occurred a change in effective control of the Tenant, the Landlord will, upon the request in writing by the Tenant given at least twelve (12) months prior to the expiration of the Term (the "Notice Period"), grant to the Tenant a renewal lease of the Premises for one (1) further term of five (5) years upon and subject to the covenants, conditions and agreements as are set forth in the Landlord's standard form of lease for the Building then in use, and the renewal lease shall not contain any provision for further renewal and the Basic Rent shall be the Market Rent (as hereinafter defined) at the time when such rental is determined (the "New Basic Rent"). If requested by the Tenant during the Notice Period, the Landlord will provide the Tenant with a copy of its standard form of lease for the Building then in use. The New Basic Rent shall be mutually agreed to by the Landlord and the Tenant at least one hundred and eighty
(180) days prior to the expiration of the Term, and failing agreement, shall be determined by arbitration in the manner hereinafter provided. In the event that the Landlord and the Tenant fail to agree on the New Basic Rent, then each of the Landlord and the Tenant, at least one hundred and seventy
(170) days prior to the expiry of the Term, shall notify the other of n arbitrator selected by such party and at least one hundred and sixty (160) days prior to the expiry of the Term, the two arbitrators so nominated shall name a third arbitrator; in the event that either the Landlord or the Tenant fails to name an arbitrator within the period of time hereinbefore specified, the arbitrator named by the other party shall determine the New Basic Rent; in the event the two arbitrators named fail to agree on a third arbitrator within the time hereinbefore specified, the third arbitrator shall be such person as shall be appointed by a Judge of the Ontario Court (General Division) upon application by either of the Landlord or the Tenant. In no event shall the New Basic Rent be less than the Basic Rent payable (or which would otherwise have been payable, but for any abatement of Basic Rent pursuant to this Lease) during the last twelve
(12) months of the Term.

                  For the  purposes of this clause 6,  "Market
Rent" means the rate of minimum (basic) rent per square foot per annum for premises in the Building that a willing tenant renewing a lease would pay and a willing landlord would accept in bona fide arm's length negotiations.


7.                Option to Lease Additional Space

                  Provided  that,  and for so  long  only
as :

         (a) the Tenant pays the rents herein reserved and to be paid by the Tenant and is not and has not been in material default in the performance of the covenants, conditions and agreements herein contained and on the part of the Tenant to be performed; and

         (b) the Tenant is Applied Communications Canada, Inc., an affiliate thereof to which this Lease has been assigned in compliance with subsection 10(e)(i) or a corporation resulting from an amalgamation as referred to in subsection 10(e)(ii), and is itself in possession of and occupying and conducting its business in the whole of the Premises and this Lease has not been assigned and neither the whole nor any part of the Premises has been subleased by the Tenant,

the Landlord agrees that if, at any time during the Term or any renewal thereof, space on the sixth (6th) floor (or, if the Tenant has been relocated in accordance with Section 30 of the Lease, space on the floor to which the Tenant's computer room is relocated) (the "Option Premises") becomes available for leasing, the Landlord shall give to the Tenant written notice of such availability, which notice shall set forth the current fair market rental rate for the Option Premises and other market terms and conditions applicable thereto as are determined by the Landlord (the "Offered Terms"). The Tenant shall have the right, to be exercised by written notice given to the Landlord within ten (10 business days of the Tenant's receipt of the Landlord's notice, to elect to lease from the Landlord all of the Option Premises, upon and subject to the Offered Terms and otherwise upon and subject to the terms and conditions of this Lease (save and except this Schedule "E"). If the Tenant elects to so lease the Option Premises, the Landlord's notice to the Tenant shall be deemed to have constituted an offer to the Tenant and the Tenant's notice to the Landlord shall constitute acceptance thereof, resulting in a binding agreement to lease between the parties. If the Tenant elects not or fails to exercise its right to lease all of the Option Premises within the aforesaid period of ten (10) business days, then the Landlord shall have the right for a period of ninety (90) days after the expiry of such ten (10) business day period to offer the Option Premises to any other third party on the Offered Terms and if the Landlord does not enter into an agreement to lease with a third party for the Option Premises on the Offered Terms within such ninety (90) day period, the right of first offer set forth in this clause 7 shall once again arise and apply. If the Landlord desires to offer the Option Premises on terms and conditions more favourable to a tenant than the Offered Terms (the "New Terms"), the Landlord shall offer the Option remises to the Tenant on the New Terms, and the provisions of this clause 7 shall apply thereto, prior to making the Option Premises available or offering the Option Premises for lease to, or accepting any offer to lease the Option Premises from, any other third party.

         The Option Premises shall be deemed to be "available for leasing" if, and on the date, the Option Premises are available to the Landlord for leasing to third parties, free of any rights of or commitments to any third party.


8.                Computer  Room  and  Operations   Centre;
U.P.S. System

                  Subject to Section  12(d) of the Lease,  the
Tenant shall have the right to operate its computer room and operations centre on a 24 hours per day basis. The Tenant shall further have the right, subject to compliance with
Section 10(m) of the Lease, to install at the Tenant's sole cost and expense separate heating and cooling equipment to facilitate such operations, to be accommodated by connecting new air-conditioning units having a capacity of 20 tons of cooling for the computer room and 6 tons of cooling for the operations centre to the existing base building supplementary condenser risers available 24 hours per day.

                  The  Tenant   shall  also  have  the  right,
subject to compliance with Section 10(m) of the Lease, to install a U.P.S. system in the Premises and related diesel generator in a suitable (roof top) location in the most cost effective application, as approved by the Landlord, acting reasonably. All terms and conditions of this Lease (save and except this Schedule "E") shall apply to any space on the roof provided by the Landlord for the Tenant's diesel generator and all connections thereto, except that Basic Rent, Taxes and Operating Costs shall not be payable by the Tenant for such space. The Tenant shall be solely responsible for all costs incurred either by the Tenant or the Landlord by reason of or in connection with the installation, operation, maintenance, repair and replacement of such U.P.S. system and diesel generator, including any modifications to the roof required to install the diesel generator and approved by the Landlord.

                  The Tenant  shall comply  strictly  with all
present and future requirements, administrative and judicial orders, laws, statutes, ordinances, rules and regulations of all federal, provincial and municipal ministries, departments, commissions, boards and agencies having or claiming jurisdiction with respect to or in connection with the installation, operation, maintenance, repair and replacement of such U.P.S. system and diesel generator.

                  The Tenant shall have the right but not the obligation to remove the diesel generator installed by the Tenant at the expiry or earlier termination of this Lease.

                  The cost and all  associated  costs  for the
connection to the base building supplementary condenser water system together with all costs of the Tenant's share (as determined by the Landlord, acting reasonably) of the on-going operation, maintenance and repair of such supplementary system will be paid for by the Tenant.

                  The  Tenant  shall  be  responsible  for all
costs  associated  with the  installation  of and the on going
operation,    maintenance   and   repair   of   the   Tenant's
air-conditioning units.

                         METROCENTRE

              WELLINGTON STREET OFFICE BUILDING
             200 WELLINGTON STREET WEST, TORONTO







                          L E A S E




                   DATED: October 24, 1996














                  BETWEEN:


               MARATHON REALTY COMPANY LIMITED

                          (Landlord)


                           - and -



             APPLIED COMMUNICATIONS CANADA, INC.

                           (Tenant)